                                    VERSION 1

                Prospectus containing 10 year No Lapse Guarantee
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PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company" or "Manufacturers Life Of America," "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

(2) policy loans and partial withdrawals; and

(3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000

TABLE OF CONTENTS



DEFINITIONS..................................................................................................................    4
POLICY SUMMARY
  General....................................................................................................................    6
  Death Benefits.............................................................................................................    6
  Premiums...................................................................................................................    6
  Policy Value...............................................................................................................    6
  Policy Loans...............................................................................................................    6
  Surrender and Partial Withdrawals..........................................................................................    6
  Lapse and Reinstatement....................................................................................................    6
  Charges and Deductions.....................................................................................................    7
  Investment Options and Investment Subadvisers..............................................................................    7
  Investment Management Fees and Expenses....................................................................................    7
  Table of Charges and Deductions............................................................................................    8
  Table of Investment Management Fees and Expenses...........................................................................    8
  Table of Investment Options and Investment Advisers........................................................................   10
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT, AND THE TRUST
  Manufacturers Life of America..............................................................................................   11
  The Separate Account.......................................................................................................   12
  The Trust..................................................................................................................   12
  Investment Objectives of the Portfolios....................................................................................   12
ISSUING A POLICY
  Requirements...............................................................................................................   16
  Temporary Insurance Agreement..............................................................................................   16
  Right to Examine the Policy................................................................................................   16
DEATH BENEFITS...............................................................................................................   17
  Life Insurance Qualification...............................................................................................   17
  Death Benefit Options......................................................................................................   18
  Changing the Face Amount...................................................................................................   18
PREMIUM PAYMENTS
  Initial Premiums...........................................................................................................   19
  Subsequent Premiums........................................................................................................   19
  Maximum Premium Limitation.................................................................................................   19
  Premium Allocation.........................................................................................................   19
CHARGES AND DEDUCTIONS
  Amount Deducted from Premium...............................................................................................   20
  Surrender Charges..........................................................................................................   20
  Monthly Charges............................................................................................................   23

  Charges for Transfers......................................................................................................   24
  Reduction in Charges.......................................................................................................   24
SPECIAL PROVISIONS FOR EXCHANGES.............................................................................................   24
COMPANY TAX CONSIDERATIONS...................................................................................................   24
POLICY VALUE
  Determination of the Policy Value..........................................................................................   25
  Units and Unit Values......................................................................................................   25
  Transfers of Policy Value..................................................................................................   26
POLICY LOANS.................................................................................................................   27
  Effect of Policy Loan......................................................................................................   27
  Interest Charged on Policy Loans...........................................................................................   27
  Loan Account...............................................................................................................   27
POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender...........................................................................................................   27
  Partial Withdrawals........................................................................................................   28
LAPSE AND REINSTATEMENT
  Lapse......................................................................................................................   28
  No-Lapse Guarantee.........................................................................................................   28
  No-Lapse Guarantee Cumulative Premium Test.................................................................................   29
  Reinstatement..............................................................................................................   29
THE GENERAL ACCOUNT..........................................................................................................   29
  Fixed Account..............................................................................................................   29
OTHER PROVISIONS OF THE POLICY
  Policyowner Rights.........................................................................................................   30
  Beneficiary................................................................................................................   30
  Incontestability...........................................................................................................   31
  Misstatement of Age or Sex.................................................................................................   31
  Suicide Exclusion..........................................................................................................   31
  Supplementary Benefits.....................................................................................................   31
TAX TREATMENT OF THE POLICY..................................................................................................   31
  Life Insurance Qualification...............................................................................................   31
  Tax Treatment of Policy Benefits...........................................................................................   33
  Alternate Minimum Tax......................................................................................................   36
  Income Tax Reporting.......................................................................................................   36
OTHER INFORMATION
  Payment of Proceeds........................................................................................................   36
  Reports to Policyowners....................................................................................................   36
  Distribution of the Policies...............................................................................................   37
  Responsibilities of Manufacturers Life.....................................................................................   37

  Voting Rights..............................................................................................................   38
  Substitution of Portfolio Shares...........................................................................................   38
  Records and Accounts.......................................................................................................   38
  State Regulations..........................................................................................................   38
  Litigation.................................................................................................................   38
  Independent Auditors.......................................................................................................   39
  Further Information........................................................................................................   39
  Officers and Directors.....................................................................................................   39
  Year 2000 Issues...........................................................................................................   41
  Optional Term Rider........................................................................................................   41
  Illustrations..............................................................................................................   41
APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS.................................  A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS....................................................................................  B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age
on any date is each of the Lives Insured's age on their birthday closest to the policy date.

Attained Age
is the Age plus the number of whole years that have elapsed since the Policy
Date.

Business Day
is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date
is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the last-to-die of the Lives Insured.

Lives Insured
are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period
is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) ten years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.


No-Lapse Guarantee Premium
is set at issue and is recalculated whenever there is a policy change.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

         - the face amount of insurance changes.

         - a Supplementary Benefit is added, changed or terminated.

         - the risk classification of any of the Lives Insured changes because of a change in smoking status.

         - a temporary Additional Rating is added
           (due to a face amount increase), or terminated.

         - the Death Benefit Option Changes.

No-Lapse Guarantee Cumulative Premium Test is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date
is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and


         (d) is the total amount of loan repayments as of such date.


Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL
The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS
The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.


OPTIONAL TERM RIDER
The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.


PREMIUMS
Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE
The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS
The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS
The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT
Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS
The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS
Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manufacturers Life of America's

Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES
The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS
Amount Deducted from Premium            7.50% of each premium paid.

Surrender Charges                       A Surrender Charge is applicable
                                        during the first 15 Policy Years. The
                                        Surrender Charge is determined by the
                                        following formula:

                                        Surrender Charge = (Surrender Charge
                                        Rate) x (Grading Percentage)

                                        The Grading Percentage is based on the
                                        issue age of the youngest insured and
                                        the policy year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                                        The Surrender Charge Rate is calculated
                                        as follows:

                                        Surrender Charge Rate = (Factor) x
                                        (Surrender Face Amount / 1000) +
                                        (82.5%) x (Surrender Charge Premium)

                                        The Surrender Charge Premium is the
                                        lesser of:

                                        (a) the premiums paid during the first
                                            policy year;

                                        (b) the premium amount used to measure
                                            the maximum Surrender Charge under
                                            the Policy;

                                        (c) the net level annual premium
                                            required to provide level insurance
                                            to attained age 100 of the younger
                                            insured based on guaranteed monthly
                                            mortality charges and an interest
                                            rate of 4%; and

                                        (d) $60 per $1000 of Face Amount.

                                        A portion of this charge may be assessed on a partial withdrawal, as set forth under "Charges and Deductions -- Surrender Charges on a Partial Withdrawal."

Monthly Deductions                      An administration charge of
                                        $30 plus $0.08 per $1,000 of current
                                        face amount per policy month will be
                                        deducted in the first policy year. In
                                        subsequent years, the administration
                                        charge will not exceed $15 plus $0.02
                                        per $1,000 of current Face Amount per
                                        policy month.

                                        The cost of insurance charge.

                                        Any additional charges for supplementary benefits.

                                        A mortality and expense risks charge.
                                        This charge varies by Policy Year as
                                        follows:

                                                            CURRENT AND
                                                            GUARANTEED     EQUIVALENT
                                                              MONTHLY        ANNUAL
                                                             MORTALITY    MORTALITY AND
                                                            AND EXPENSE      EXPENSE
 POLICY YEARS                                              RISKS CHARGE    RISK CHARGE
---------------------------------------------------------------------------------------
1-20.......................................................... 0.063%         0.75%
21+........................................................... 0.033%         0.40%

                                        All of the above charges are deducted
                                        from the Net Policy Value.

Loan Charges                            A fixed loan interest rate of 5.25%.
                                        Interest credited to amounts in the Loan
                                        Account will be equal to the 5.25% rate
                                        charged to the loan less the current and maximum loan spread of 1.25%.

Transfer Charge                         A charge of $25 per transfer for each
                                        transfer in excess of 12 in a Policy
                                        Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES
TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 1999)

                                                              OTHER EXPENSES
                                            MANAGEMENT        (AFTER EXPENSE              TOTAL TRUST
                                               FEES           REIMBURSEMENT)             ANNUAL EXPENSES
TRUST PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.260%                     1.110%
Internet Technologies...............       1.150%                0.136%(A)                  1.286%
Science & Technology................       1.100%                0.060%                     1.160%
International Small Cap.............       1.100%                0.270%                     1.370%
Aggressive Growth...................       1.000%(F)             0.130%                     1.130%
Emerging Small Company..............       1.050%                0.070%                     1.120%
Small Company Blend.................       1.050%                0.250%(A)                  1.300%(E)
Dynamic Growth......................       1.000%(F)             0.132%(A)                  1.132%
Mid Cap Stock.......................       0.925%                0.100%(A)                  1.025%(E)
All Cap Growth(H)...................       0.950%(F)             0.070%                     1.020%
Overseas............................       0.950%                0.260%                     1.210%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.230%(A)                  1.230%(E)
Mid Cap Blend.......................       0.850%(F)             0.060%                     0.910%
Small Company Value.................       1.050%                0.170%                     1.220%


                                                              OTHER EXPENSES
                                            MANAGEMENT        (AFTER EXPENSE              TOTAL TRUST
                                               FEES           REIMBURSEMENT)             ANNUAL EXPENSES
TRUST PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Global Equity.......................       0.900%                0.160%                     1.060%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%(F)             0.100%                     0.975%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%(F)             0.050%                     0.925%
Real Estate Securities..............       0.700%                0.070%                     0.770%
Value...............................       0.800%                0.070%                     0.870%
Tactical Allocation.................       0.900%                0.127%(A)                  1.027%
Equity Index(I).....................       0.250%                0.150%(I)                  0.400%(I)
Growth & Income.....................       0.750%                0.050%                     0.800%
U.S. Large Cap Value................       0.875%                0.070%(A)                  0.945%(E)
Equity-Income.......................       0.875%(F)             0.060%                     0.935%
Income & Value......................       0.800%(F)             0.080%                     0.880%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.095%                     0.870%
Global Bond.........................       0.800%                0.180%                     0.980%
Total Return........................       0.775%                0.060%(A)                  0.835%(E)
Investment Quality Bond.............       0.650%                0.120%                     0.770%

Diversified Bond....................       0.750%                0.090%                     0.840%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.050%                     0.550%
Small Cap Index.....................       0.525%                0.075%(AG)                 0.600%
International Index.................       0.550%                0.050%(AG)                 0.600%
Mid Cap Index.......................       0.525%                0.075%(AG)                 0.600%
Total Stock Market Index............       0.525%                0.075%(AG)                 0.600%
500 Index...........................       0.525%                0.039%(AG)                 0.564%
Lifestyle Aggressive 1000(D)........       0.075%                1.060%(B)                  1.135%(C)
Lifestyle Growth 820(D).............       0.057%                1.008%(B)                  1.065%(C)
Lifestyle Balanced 640(D)...........       0.057%                0.928%(B)                  0.985%(C)
Lifestyle Moderate 460(D)...........       0.066%                0.869%(B)                  0.935%(C)
Lifestyle Conservative 280(D).......       0.075%                0.780%(B)                  0.855%(C)

-----------------
(A) Based on estimates to be made during the current fiscal year.

(B) Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

    If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage,
    (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

    This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:

                                          MANAGEMENT               OTHER               TOTAL TRUST
   TRUST PORTFOLIO                           FEES                 EXPENSES         ANNUAL EXPENSES
   -----------------------------------------------------------------------------------------------
   Lifestyle Aggressive 1000........       0.075%                1.090%                1.165%
   Lifestyle Growth 820.............       0.057%                1.030%                1.087%
   Lifestyle Balanced 640...........       0.057%                0.940%                0.997%


                                          MANAGEMENT               OTHER               TOTAL TRUST
   TRUST PORTFOLIO                           FEES                 EXPENSES         ANNUAL EXPENSES
   -----------------------------------------------------------------------------------------------
   Lifestyle Moderate 460...........       0.066%                0.900%                0.966%
   Lifestyle Conservative 280.......       0.075%                0.810%                0.885%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.

(E) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.

(F) Management Fees changed effective May 1, 1999. Fees shown are the current management fees.

(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.022% higher for the International Index Trust, 0.014% higher for the Small Cap Index Trust, 0.060% higher for the Mid Cap Index Trust and 0.005% higher for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2000 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

(H)  Formerly, the Mid Cap Growth Trust.

(I) The Equity Index Trust is available only for Policies issued for applications dated prior to May 1, 2000. Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation may be terminated at any time by MSS. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS
The Trust currently has nineteen subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life of America.

         SUBADVISER                                                    PORTFOLIO
         ----------                                                    ---------
         A I M Capital Management, Inc.                                Aggressive Growth Trust
                                                                       All Cap Growth Trust(C)

         AXA Rosenberg Investment Management LLC                       Small Company Value Trust

         Capital Guardian Trust Company                                Small Company Blend Trust
                                                                       U.S. Large Cap Value  Trust
                                                                       Income & Value Trust
                                                                       Diversified Bond Trust

         Fidelity Management Trust Company                             Mid Cap Blend Trust
                                                                       Large Cap Growth Trust
                                                                       Overseas Trust

         Founders Asset Management LLC                                 International Small Cap Trust
                                                                       Balanced Trust

         Franklin Advisers, Inc.                                       Emerging Small Company Trust

         Janus Capital Corporation                                     Dynamic Growth Trust

         Manufacturers Adviser Corporation                             Pacific Rim Emerging Markets Trust
                                                                       Quantitative Equity Trust
                                                                       Equity Index Trust (B)
                                                                       Real Estate Securities Trust
                                                                       Money Market Trust
                                                                       Index Trusts
                                                                       Lifestyle Trusts(A)


         SUBADVISER                                                    PORTFOLIO
         ----------                                                    ---------
         Miller Anderson & Sherrerd, LLP                               Value Trust
                                                                       High Yield Trust

         Mitchell Hutchins Asset Management Inc.                       Tactical Allocation Trust

         Morgan Stanley Asset Management Inc.                          Global Equity Trust

         Munder Capital Management                                     Internet Technologies Trust

         Pacific Investment Management Company                         Global Bond Trust
                                                                       Total Return Trust

         Rowe Price-Fleming International, Inc.                        International Stock Trust

         Salomon Brothers Asset Management Inc                         U.S. Government Securities Trust
                                                                       Strategic Bond Trust

         State Street Global Advisors                                  Growth Trust
                                                                       Lifestyle Trusts(A)

         T. Rowe Price Associates, Inc.                                Science & Technology Trust
                                                                       Blue Chip Growth Trust
                                                                       Equity-Income Trust

         Templeton Investment Counsel, Inc.                            International Value Trust

         Wellington Management Company, LLP                            Growth & Income Trust
                                                                       Investment Quality Bond Trust
                                                                       Mid Cap Stock Trust

(A) State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.

(B) The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000.

(C) Formerly, the Mid Cap Growth Trust

Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

GENERAL INFORMATION ABOUT MANUFACTURERS

MANUFACTURERS LIFE OF AMERICA
The Manufacturers Life Insurance Company of America ("Manufacturers Life of America") is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Its ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of it's affiliated companies guarantees the investment performance of the Separate Account.

RATINGS
Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:

         Standard and Poor's Insurance Ratings Service:                  AA+ (for financial strength)
         A.M. Best Company:                                              A++ (for financial strength)
         Duff & Phelps Credit Rating Co.:                                AAA (for claims paying ability)
         Moody's Investors Service, Inc.:                                Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT
Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT
Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION
The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

THE TRUST
Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940

Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS
The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS
The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. By investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science & tecnology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST (formerly, Mid Cap Growth Trust) seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000 Index and are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the commong stocks of large and medium sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1,
2000).

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at it's service office, and

(ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT
Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY
Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT
In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY
A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund in full the payment made.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS
If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION
This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST
The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.
- A change in the death benefit option.
- Partial Withdrawals.
- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

    ATTAINED AGE                                                APPLICABLE PERCENTAGE
    ---------------------------------------------------------------------------------
    40 and under..............................................             250%
    45........................................................             215%
    50........................................................             185%
    55........................................................             150%
    60........................................................             130%
    65........................................................             120%
    70........................................................             115%
    75........................................................             105%
    90........................................................             105%
    95 and above..............................................             100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFIT OPTIONS
There are two death benefit options, described below.

DEATH BENEFIT OPTION 1
Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2
Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION
The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2
The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1
The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT
Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT
Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE
An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES
If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT
Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

PREMIUM PAYMENTS

INITIAL PREMIUMS
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS
After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION
In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION
Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM
Manufacturers Life of America deducts an amount from each premium payment, equal to 7.50% of the premium.

SURRENDER CHARGES
The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

- the Policy is surrendered for its Net Cash Surrender Value,

- a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount), or

- the Policy lapses.

SURRENDER CHARGE CALCULATION
The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE
Surrender Face Amount
If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:

ISSUE AGE                                                                 FACTOR
--------------------------------------------------------------------------------
38 or younger.........................................................      3.75
39....................................................................      4.25
40....................................................................      4.75
41....................................................................      5.25
42....................................................................      5.75
43....................................................................      6.25
44....................................................................      6.75
45....................................................................      7.25
46....................................................................      7.75
47....................................................................      8.25
48 or older...........................................................      8.50

The Surrender Charge Premium is the lesser of:

(a) the premiums paid during the first policy year;

(b) the premium amount used to measure the maximum Surrender Charge under the Policy;

(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of 4%; and

(d) $60 per $1000 of Face Amount.

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                                                            SURRENDER CHARGE GRADING PERCENTAGE
                                                                ----------------------------------------------------------
ISSUE AGES OF YOUNGER INSURED                                     0-75       76        77       78        79        80+
--------------------------------------------------------------------------------------------------------------------------
Policy Year 1...............................................       93%       92%       92%       91%      90%       90%
Policy Year 2...............................................       86%       85%       84%       83%      81%       80%
Policy Year 3...............................................       80%       78%       76%       75%      72%       70%
Policy Year 4...............................................       73%       71%       69%       66%      63%       60%
Policy Year 5...............................................       66%       64%       61%       58%      54%       50%
Policy Year 6...............................................       60%       57%       53%       50%      45%       40%
Policy Year 7...............................................       53%       50%       46%       41%      36%       30%
Policy Year 8...............................................       46%       42%       38%       33%      27%       20%
Policy Year 9...............................................       40%       35%       30%       25%      18%       10%
Policy Year 10..............................................       33%       28%       23%       16%       9%        0%
Policy Year 11..............................................       26%       21%       15%        8%       0%
Policy Year 12..............................................       20%       14%        7%        0%
Policy Year 13..............................................       13%        7%        0%
Policy Year 14..............................................        6%        0%
Policy Year 15..............................................        0%

Formulas Described in Words

    Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years.

    Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)
- Policy issued 7 years ago
- $904 in premiums have been paid on the Policy in equal annual installments over the 7 year period
- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188
- Net Level Premium for the Policy is $2,541
- Face Amount of the Policy is $250,000
- Policy is surrendered during the last month of the seventh policy year

    Surrender Charge

The Surrender Charge to be assessed would be $1,025, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) x (904)

    The Surrender Charge Rate is equal to 1933.30.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,025 = (1933.30) x (53%)

    The Surrender Charge is equal to $1,025.

The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

- Policy issued 7 years ago

- $2,188 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

- Net Level Premium for the Policy is $2,541

- Face Amount of the Policy is $250,000

- Policy is surrendered during the last month of the seventh policy year

    Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $1,586, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    2,992.60 = (4.75) x ($250,000 / 1000) + (82.5%) x (2,188)

    The Surrender Charge Rate is equal to 2,992.60.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,586 = (2992.60) x (53%)

    The maximum Surrender Charge payable on the Policy is equal to $1,586.

Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

Manufacturers Life of America may reduce the surrender charge as described above on policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement; 80% of the Surrender Charge will be waived during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent Policy Year.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL
A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

WITHDRAWAL TIER AMOUNT
The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i) a monthly administration charge;

(ii) a monthly charge for the cost of insurance;

(iii) a monthly mortality and expense risk charge;

(iv) a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE
This charge will be equal to $30 plus $0.08 per $1,000 of current face amount per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current face amount per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE
The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS
If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE
A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                                                  CURRENT AND
                                                                  GUARANTEED
                                                               MONTHLY MORTALITY  EQUIVALENT ANNUAL
                                                                  AND EXPENSE       MORTALITY AND
 POLICY YEAR                                                     RISKS CHARGE       RISKS CHARGE
---------------------------------------------------------------------------------------------------
1-20......................................................           0.063%             0.75%
21+.......................................................           0.033%             0.40%

CHARGES FOR TRANSFERS
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

REDUCTION IN CHARGES
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance policies issued either by the Company or Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS
An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT
Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT
Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS
Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES
The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE
At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a) within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES
A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT
The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS
Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING
The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS
Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS
At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE
The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT
When a loan is made, an amount equal to the loan, discounted by 4%, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT
Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.

LOAN REPAYMENTS
Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER
A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS
A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL
If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a

Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE
Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manufacturers Life of America will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is described under "Definitions".

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST
The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD
If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT
A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a) All Lives Insured's risk classifications are standard or preferred, and

(b) All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT
The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

(a) the portion of the net premiums allocated to it; plus

(b) any amounts transferred to it; plus

(c) interest credited to it; less

(d) any charges deducted from it; less

(e) any partial withdrawals from it; less

(f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT
An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS
Unless otherwise restricted by a separate agreement, the policyowner may:

- Vary the premiums paid under the Policy.

- Change the death benefit option.

- Change the premium allocation for future premiums.

- Transfer amounts between sub-accounts.

- Take loans and/or partial withdrawals.

- Surrender the contract.

- Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

- Change or revoke a contingent owner.

- Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS
Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY
Manufacturers Life of America will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX
If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION
If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS
Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION
There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE
Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. The Cash Value Accumulation Test requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION
Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW
A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL
In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT
The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES
Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE
Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS
The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S
A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S
Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

          -    is made on or after the policyowner attains age 59-1/2;

          -    is attributable to the policyowner becoming disabled; or

          - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

    These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any Policy Year, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST
Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the Policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10
Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES
A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The reciept of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS
A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX
Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING
In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a) the value each year of the life insurance protection provided;

(b) an amount equal to any employer-paid premiums; or

(c) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS
As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS
Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

- the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

- the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

- any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES
ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Joe Scott, Robert Cook Bruce Gordon, Gary Buchanan and Douglas Myers. The officers of ManEquity, Inc. are:
(i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance,
(iii) Thomas Reives - Treasurer, and (iv) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE
Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS
As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES
It is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS
Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION
No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS
The consolidated financial statements of Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and for each of the two years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
----                                ----------                       --------------------
Sandra M. Cotter (37)*              Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                    (since December 1992)

James D. Gallagher (45)**           Director (since May 1996),       President, The Manufacturers Life Insurance Company of New
                                    Secretary and General Counsel    York, August 1999 to Present, Vice President, Secretary and
                                                                     General Counsel, The Manufacturers Life Insurance Company
                                                                     (USA), January 1997 to present; Secretary and General Counsel,
                                                                     Manufacturers Adviser Corporation, January 1997 to present;
                                                                     Vice President, Legal Services - U.S. Operations, The
                                                                     Manufacturers Life Insurance Company, January 1996 to present;
                                                                     Vice President, Secretary and General Counsel, The
                                                                     Manufacturers Life Insurance Company of North America, 1994 to
                                                                     present.

Donald A. Guloien (42)***           Director (since August 1990)     Executive Vice President, Business Development, The
                                    and President                    Manufacturers Life Insurance Company, January 1999 to present,
                                                                     Senior Vice President, Business Development, The Manufacturers
                                                                     Life Insurance Company, 1994 to December 1998.


James O'Malley (54)***              Director (since November 1998)   Senior Vice President, U.S. Pensions, The Manufacturers Life
                                                                     Insurance Company, January 1999 to present; Vice President,
                                                                     Systems New Business Pensions, The Manufacturers Life Insurance
                                                                     Company,  1984 to December 1998.

Joseph J. Pietroski (61)***         Director (since July 1992)       Senior Vice President and Corporate Secretary, The
                                                                     Manufacturers Life Insurance Company, 1999 to present. Senior
                                                                     Vice President, General Counsel and Corporate Secretary, The
                                                                     Manufacturers Life Insurance Company, 1988 to 1999.


John D. Richardson (62) ***         Director (since January 1995)    Senior Executive Vice President, The Manufacturers Life
                                    and Chairman                     Insurance Company; January 1999 to present; Executive Vice
                                                                     President, U.S. Operations, The Manufacturers Life Insurance
                                                                     Company, November 1997 to December 1998; Senior Vice President
                                                                     and General Manager, U.S. Operations, The Manufacturers Life
                                                                     Insurance Company, January 1995 to October 1997.

Victor Apps (52)***                 Vice President, Asia             Executive Vice President, Asia Operations, The Manufacturers
                                                                     Life Insurance Company, November 1997 to present; Senior Vice
                                                                     President and General Manager, Greater China Division, The
                                                                     Manufacturers Life Insurance Company, 1995 to 1997; Vice
                                                                     President and General Manager, Greater China Division, The
                                                                     Manufacturers Life Insurance Company, 1993 to 1995

                                          Position with
                                        Manufacturers Life
Name                                       of America                                Principal Occupation
Felix Chee (53)***                  Vice President, Investments      Executive Vice President & Chief Investment Officer, The
                                                                     Manufacturers Life Insurance Company; November 1997 to present;
                                                                     Chief Investment Officer, The Manufacturers Life Insurance
                                                                     Company, June 1997 to present, Senior Vice President and
                                                                     Treasurer, The Manufacturers Life Insurance Company, August
                                                                     1994 to May 1997.

Robert A. Cook (45)**               Vice President, Marketing        Senior Vice President, U.S. Individual Insurance, The
                                                                     Manufacturers Life Insurance Company, January 1999 to present;
                                                                     Vice President, Product Management, The Manufacturers Life
                                                                     Insurance Company, January 1996 to December 1998; Sales and
                                                                     Marketing Director, The Manufacturers Life Insurance Company,
                                                                     1994 to 1995.

Douglas H. Myers (45)***            Vice President, Finance and      President, ManEquity, Inc., April 1994 to present; Assistant
                                    Compliance, Controller           Vice President and Controller, U.S. Operations, The
                                                                     Manufacturers Life Insurance Company, 1988 to present.

John G. Vrysen (44)**               Vice President, Appointed        Chief Financial Officer and Treasurer, Manulife-Wood Logan
                                    Actuary                          Holding Co., Inc., January 1996 to present; Vice President and
                                                                     Chief Financial Officer, U.S. Operations, The Manufacturers
                                                                     Life Insurance Company, January 1996 to present; Vice
                                                                     President and Chief Actuary, The Manufacturers Life Insurance
                                                                     Company of New York, March 1992 to present; Vice President and
                                                                     Chief Actuary, The Manufacturers Life Insurance Company of
                                                                     North America, January 1986 to present.

Denis Turner (44)***                Vice President and Treasurer     Vice President and Treasuer, The Manufacturers Life Insurance
                                                                     Company of America, May 1999 to present; Vice President &Chief
                                                                     Accountant, U.S. Division, The Manufacturers Life Insurance
                                                                     Company, May 1999 to present; Assistant Vice President,
                                                                     Financial Operations, Reinsurance Division, The Manufacturers
                                                                     Life Insurance Company, February 1998 to April 1999; Assistant
                                                                     Vice President & Controller, Reinsurance Division, The
                                                                     Manufacturers Life Insurance Company, November 1995, to January
                                                                     1998, Assistant Vice President, Corporate Controllers, The
                                                                     Manufacturers Life Insurance Company, January 1989 to October
                                                                     1995.


*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.


**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.


YEAR 2000 ISSUES
The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.


OPTIONAL TERM RIDER
The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS
The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.945% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.941%, 5.003% and 10.947%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 0.950% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.946%, 4.998% and 10.941%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts is expected to remain in effect during the fiscal year ended December 31, 2000. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:

- one based on current cost of insurance charges assessed by the Company and reflecting a 10 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 10 year no lapse guarantee.


Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                              GROSS INVESTMENT              Gross Investment Return               Gross Investment Return
                                   RETURN                   -----------------------               ------------------------
     End Of    Accumulated  Policy    Cash      Death      Policy      Cash        Death       Policy        Cash        Death
     Policy     Premiums    Value   Surrender  Benefit      Value    Surrender    Benefit       Value      Surrender     Benefit
     Year (1)         (2)           Value (3)                        Value (3)                             Value (3)
         1        7,875     5,972         0    500,000      6,354           0     500,000        6,736            0      500,000
         2       16,144    12,341     3,941    500,000     13,490       5,089     500,000       14,684        6,284      500,000
         3       24,826    18,590    10,775    500,000     20,912      13,098     500,000       23,421       15,607      500,000
         4       33,942    24,725    17,595    500,000     28,640      21,509     500,000       33,034       25,903      500,000
         5       43,514    30,746    24,299    500,000     36,682      30,235     500,000       43,608       37,161      500,000
         6       53,565    36,648    30,787    500,000     45,045      39,185     500,000       55,234       49,373      500,000
         7       64,118    42,428    37,251    500,000     53,740      48,563     500,000       68,015       62,838      500,000
         8       75,199    48,081    43,588    500,000     62,771      58,278     500,000       82,062       77,568      500,000
         9       86,834    53,604    49,697    500,000     72,150      68,243     500,000       97,498       93,591      500,000
        10       99,051    58,988    55,764    500,000     81,881      78,657     500,000      114,456      111,233      500,000
        15      169,931    83,410    83,410    500,000    135,923     135,923     500,000      227,802      227,802      500,000
        20      260,394   101,880   101,880    500,000    198,954     198,954     500,000      409,966      409,966      500,000
        25      375,851   112,163   112,163    500,000    275,748     275,748     500,000      718,025      718,025      768,287
        30      523,206   104,998   104,998    500,000    366,912     366,912     500,000    1,223,531    1,223,531    1,284,707
        35      711,272    63,177    63,177    500,000    484,199     484,199     508,408    2,044,642    2,044,642    2,146,874
        40      951,298     0 (4)     0 (4)      0 (4)    633,851     633,851     665,544    3,360,243    3,360,243    3,528,255
        45    1,257,639                                   817,646     817,646     825,822    5,489,798    5,489,798    5,544,696
        50    1,648,615                                 1,061,317   1,061,317   1,061,317    9,092,892    9,092,892    9,092,892

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                              GROSS INVESTMENT              Gross Investment Return               Gross Investment Return
                                   RETURN                   -----------------------               ------------------------
     End Of    Accumulated  Policy    Cash      Death      Policy      Cash        Death       Policy        Cash        Death
     Policy     Premiums    Value   Surrender  Benefit      Value    Surrender    Benefit       Value      Surrender     Benefit
     Year (1)         (2)           Value (3)                        Value (3)                             Value (3)
         1        7,875      5,972         0    500,000     6,354         0       500,000         6,736           0       500,000
         2       16,144     12,341     3,941    500,000    13,490     5,089       500,000        14,684       6,284       500,000
         3       24,826     18,559    10,745    500,000    20,881    13,066       500,000        23,389      15,574       500,000
         4       33,942     24,617    17,487    500,000    28,527    21,397       500,000        32,917      25,786       500,000
         5       43,514     30,508    24,061    500,000    36,430    29,983       500,000        43,342      36,895       500,000
         6       53,565     36,221    30,360    500,000    44,587    38,726       500,000        54,743      48,882       500,000
         7       64,118     41,745    36,568    500,000    52,996    47,819       500,000        67,207      62,030       500,000
         8       75,199     47,067    42,573    500,000    61,652    57,159       500,000        80,830      76,337       500,000
         9       86,834     52,171    48,264    500,000    70,550    66,643       500,000        95,718      91,811       500,000
        10       99,051     57,040    53,817    500,000    79,683    76,459       500,000       111,986     108,763       500,000
        15      169,931     76,823    76,823    500,000   128,243   128,243       500,000       218,998     218,998       500,000
        20      260,394     84,136    84,136    500,000   178,487   178,487       500,000       388,366     388,366       500,000
        25      375,851     68,184    68,184    500,000   227,938   227,938       500,000       677,631     677,631       725,065
        30      523,206      0 (4)     0 (4)     0 (4)    261,145   261,145       500,000     1,149,204   1,149,204     1,206,664
        35      711,272                                   251,142   251,142       500,000     1,897,800   1,897,800     1,992,690
        40      951,298                                    94,337    94,337       500,000     3,055,624   3,055,624     3,208,405
        45    1,257,639                                     0 (4)     0 (4)         0 (4)     4,909,575   4,909,575     4,958,671
        50    1,648,615                                                                       8,136,644   8,136,644     8,136,644

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                              GROSS INVESTMENT              Gross Investment Return               Gross Investment Return
                                   RETURN                   -----------------------               ------------------------
     End Of    Accumulated  Policy     Cash      Death       Policy      Cash        Death       Policy        Cash        Death
     Policy     Premiums    Value    Surrender  Benefit       Value    Surrender    Benefit       Value      Surrender     Benefit
     Year (1)         (2)            Value (3)                         Value (3)                             Value (3)
         1        8,610       6,608          0  506,608      7,028         0         507,028       7,449           0        507,449
         2        17,651     13,602      5,202  513,602     14,866     6,466         514,866      16,180       7,780        516,180
         3        27,143     20,463     12,649  520,463     23,018    15,204         523,018      25,778      17,964        525,778
         4        37,110     27,200     20,069  527,200     31,505    24,374         531,505      36,337      29,206        536,337
         5        47,576     33,809     27,362  533,809     40,335    33,888         540,335      47,949      41,503        547,949
         6        58,564     40,288     34,427  540,288     49,517    43,657         549,517      60,716      54,855        560,716
         7        70,103     46,632     41,455  546,632     59,060    53,883         559,060      74,745      69,568        574,745
         8        82,218     52,834     48,340  552,834     68,969    64,475         568,969      90,156      85,663        590,156
         9        94,939     58,890     54,983  558,890     79,252    75,345         579,252     107,082     103,175        607,082
        10       108,296     64,789     61,566  564,789     89,912    86,689         589,912     125,660     122,437        625,660
        15       185,791     91,393     91,393  591,393    148,752   148,752         648,752     249,075     249,075        749,075
        20       284,698    110,752    110,752  610,752    215,309   215,309         715,309     442,299     442,299        942,299
        25       410,930    119,224    119,224  619,224    289,190   289,190         789,190     753,555     753,555      1,253,555
        30       572,038    105,376    105,376  605,376    356,722   356,722         856,722   1,238,017   1,238,017      1,738,017
        35       777,658     52,194     52,194  552,194    395,153   395,153         895,153   1,983,718   1,983,718      2,483,718
        40     1,040,086      0 (4)      0 (4)    0 (4)    356,476   356,476         856,476   3,113,420   3,113,420      3,613,420
        45     1,375,018                                   148,397   148,397         648,397   4,792,229   4,792,229      5,292,229
        50     1,802,486                                     0 (4)     0 (4)           0 (4)   7,276,919   7,276,919      7,776,919

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                              GROSS INVESTMENT              Gross Investment Return               Gross Investment Return
                                   RETURN                   -----------------------               ------------------------
     End Of    Accumulated  Policy     Cash      Death       Policy      Cash        Death       Policy        Cash        Death
     Policy     Premiums    Value    Surrender  Benefit       Value    Surrender    Benefit       Value      Surrender     Benefit
     Year (1)         (2)            Value (3)                         Value (3)                             Value (3)
         1         8,610     6,608         0    506,608        7,028         0      507,028       7,449           0        507,449
         2        17,651    13,602     5,202    513,602       14,866     6,466      514,866      16,180       7,780        516,180
         3        27,143    20,431    12,617    520,431       22,985    15,171      522,985      25,744      17,930        525,744
         4        37,110    27,087    19,956    527,087       31,386    24,256      531,386      36,213      29,082        536,213
         5        47,576    33,558    27,111    533,558       40,067    33,620      540,067      47,664      41,217        547,664
         6        58,564    39,832    33,972    539,832       49,023    43,162      549,023      60,179      54,318        560,179
         7        70,103    45,896    40,719    545,896       58,247    53,070      558,247      73,848      68,671        573,848
         8        82,218    51,731    47,238    551,731       67,730    63,237      567,730      88,765      84,272        588,765
         9        94,939    57,319    53,412    557,319       77,459    73,552      577,459     105,032     101,125        605,032
        10       108,296    62,636    59,412    562,636       87,415    84,192      587,415     122,756     119,532        622,756
        15       185,791    83,828    83,828    583,828      139,339   139,339      639,339     237,175     237,175        737,175
        20       284,698    89,919    89,919    589,919      187,919   187,919      687,919     405,028     405,028        905,028
        25       410,930    68,480    68,480    568,480      219,273   219,273      719,273     651,532     651,532      1,151,532
        30       572,038     0 (4)     0 (4)      0 (4)      191,257   191,257      691,257     980,882     980,882      1,480,882
        35       777,658                                      39,765    39,765      539,765   1,390,103   1,390,103      1,890,103
        40     1,040,086                                       0 (4)     0 (4)        0 (4)   1,858,324   1,858,324      2,358,324
        45     1,375,018                                                                      2,329,265   2,329,265      2,829,265
        50     1,802,486                                                                      2,158,992   2,158,992      2,658,992

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    AUDITED CONSOLIDATED
                                    FINANCIAL STATEMENTS

                                    THE MANUFACTURERS LIFE INSURANCE
                                    COMPANY OF AMERICA

                                    Years ended December 31, 1999, 1998 and 1997

               The Manufacturers Life Insurance Company of America

                              Audited Consolidated
                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors ..........................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets .............................................      2
Consolidated Statements of Income .......................................      3
Consolidated Statements of Changes in Shareholder's Equity ..............      4
Consolidated Statements of Cash Flows ...................................      5
Notes to Consolidated Financial Statements ..............................      6

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 3, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                   1999              1998
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed-maturity (amortized cost: 1999 $73,780; 1998 $45,248)        $    73,081       $    49,254
   Equity (cost: 1999 $0; 1998 $19,219)                                        --            20,524
Short-term investments                                                      6,942               459
Policy loans                                                               26,174            19,320
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     $   106,197       $    89,557
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                             $    17,383       $    23,789
Deferred acquisition costs (note 5)                                       201,642           163,506
Due from affiliates                                                         2,851                --
Income taxes recoverable                                                       --             2,665
Deferred income taxes (note 6)                                              1,596                --
Other assets                                                               11,318             9,062
Separate account assets                                                 1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 1,740,514       $ 1,363,810
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                         1999              1998
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                 $    75,688       $    60,830
Due to affiliates                                                              --             5,133
Deferred income taxes (note 6)                                                 --               763
Income taxes payable                                                       11,122                --
Other liabilities                                                          29,006            18,656
Separate account liabilities                                            1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     $ 1,515,343       $ 1,160,613
===================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 7)                                                $     4,502       $     4,502
Preferred shares (note 7)                                                  10,500            10,500
Contributed surplus                                                       195,596           193,096
Retained earnings (deficit)                                                19,256            (2,664)
Accumulated other comprehensive loss (note 4)                              (4,683)           (2,237)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                             $   225,171       $   203,197
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                $ 1,740,514       $ 1,363,810
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                               1999           1998          1997
--------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                           $ 10,185       $  9,290       $  8,607
     Consideration paid on reinsurance terminated (note 9)                    --        (40,975)            --
     Fee income                                                           77,899         55,322         38,682
     Net investment income (note 3)                                        6,784          6,128          8,275
     Realized investment gains (losses)                                    1,051           (206)           118
     Other                                                                   152            307            544
--------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                           $ 96,071       $ 29,866       $ 56,226
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                   $ 14,820       $ 16,541       $  6,733
     Reduction of reserves on reinsurance terminated (note 9)                 --        (40,975)            --
     Operating costs and expenses                                         41,617         41,676         41,742
     Commissions                                                           2,189          2,561          2,838
     Amortization of deferred acquisition costs (note 5)                   2,718          9,266          4,860
     Interest expense                                                         50          1,722          2,750
     Policyholder dividends                                                  171            221          1,416
--------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                               61,565         31,012         60,339
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                         34,506         (1,146)        (4,113)
--------------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT (NOTE 6)                                    (12,586)           392            477
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                       $ 21,920       $   (754)      $ (3,636)
==============================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                       ACCUMULATED
                                          COMMON AND                    RETAINED          OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31           PREFERRED     CONTRIBUTED     EARNINGS      COMPREHENSIVE    CAPITAL AND
($ thousands)                               SHARES        SURPLUS       (DEFICIT)     INCOME (LOSS)      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                $  15,002      $  98,569      $   1,726       $   1,333       $ 116,630
Comprehensive loss (note 4)                    --             --           (3,636)         (6,225)         (9,861)
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                $  15,002      $  98,569      $  (1,910)      $  (4,892)      $ 106,769
Capital contribution (note 7)                  --           94,527           --              --            94,527
Comprehensive income (loss) (note 4)           --             --             (754)          2,655           1,901
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                $  15,002      $ 193,096      $  (2,664)      $  (2,237)      $ 203,197
Capital contribution (note 7)                  --            2,500           --              --             2,500
Comprehensive income (loss) (note 4)           --             --           21,920          (2,446)         19,474
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                $  15,002      $ 195,596      $  16,655       $  (4,683)      $ 225,171
=================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                                 $  21,920       $    (754)      $  (3,636)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
     Additions (deductions)  to policy liabilities and accruals                       6,563         (36,217)         (2,147)
     Deferred acquisition costs                                                     (39,540)        (43,065)        (33,544)
     Amortization of deferred acquisition costs                                       2,718           9,266           4,860
     Realized (gains) losses on investments                                          (1,051)            206            (118)
     (Increases) decreases  to deferred  income taxes                                (1,592)         (1,796)          2,730
     Income taxes                                                                    13,787           3,014           4,870
     Other                                                                            2,866              53           2,788
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                               $   6,671       $ (69,293)      $ (24,197)
---------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                 $   1,193       $  27,852       $  73,772
Fixed-maturity securities purchased                                                 (29,498)         (6,429)        (89,763)
Equity securities sold                                                               20,284           8,555          10,586
Equity securities purchased                                                             (14)         (8,082)        (11,289)
Net change in short-term investments                                                 (6,483)          1,671           4,558
Net policy loans advanced                                                            (6,854)         (4,647)         (4,851)
Guaranteed annuity contracts                                                           --              --           171,691
---------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                               $ (21,372)      $  18,920       $ 154,704
---------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable universal life and annuity policies
     credited to policyholder account balances                                    $  11,526       $   7,981       $   7,582
Withdrawals of policyholder account balances on
     variable universal life and annuity policies                                    (3,231)         (5,410)         (3,252)
Bonds payable repaid                                                                   --              --          (158,760)
Issuance of promissory note                                                            --              --            33,000
Capital contribution                                                                   --            51,709            --
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                               $   8,295       $  54,280       $(121,430)
---------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                  (6,406)          3,907           9,077
Balance, beginning of year                                                           23,789          19,882          10,805
---------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                              $  17,383       $  23,789       $  19,882
===========================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco, and all of the assets and liabilities of MLMSC were transferred to Holdco at their respective book values. MLMSC had historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable outstanding as at December 31, 1996. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted ("GAAP") in the United States and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

      b) RECENT ACCOUNTING STANDARDS

       i)In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

      ii)In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     iii)In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                       GROSS               GROSS
                                              AMORTIZED COST        UNREALIZED           UNREALIZED            FAIR VALUE
         AS AT DECEMBER 31,                                            GAINS               LOSSES
         ($ thousands)                        1999      1998       1999      1998      1999       1998       1999      1998
         -------------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government                     $50,714   $27,349   $  --     $ 2,578   $  (936)   $  --      $49,778   $29,927
         Foreign governments                  13,218     9,353       385       709      --         --       13,603    10,062
         Corporate                             9,848     8,546        39       719      (187)      --        9,700     9,265
         -------------------------------------------------------------------------------------------------------------------

         Total fixed-maturity securities     $73,780   $45,248   $   424   $ 4,006   $(1,123)   $  --      $73,081   $49,254
         ===================================================================================================================

         Equity securities                   $  --     $19,219   $  --     $ 3,217   $  --      $(1,912)   $  --     $20,524
         ===================================================================================================================

         There were no sales of fixed-maturity securities during 1999. Proceeds from sales of fixed-maturity securities were $26,105 and $70,914 for 1998 and 1997, respectively. Gross realized gains and gross realized losses on those sales were $362 and $107 for 1998 and, $955 and $837 for 1997, respectively.

         Proceeds from sales of equity securities during 1999 were $20,284 (1998 $8,555; 1997 $10,586). Gross gains of $1,051 and gross losses of $0 were realized on those sales (1998 $16 and $477; 1997 $0 and $0, respectively).

         The contractual maturities of fixed maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                            AMORTIZED COST     FAIR VALUE
         -----------------------------------------------------------------------
         Fixed maturity securities
              One year or less                        $ 1,743         $ 1,772
              Greater than 1; up to 5 years            27,321          27,185
              Greater than 5; up to 10 years           29,468          28,549
              Due after 10 years                       15,248          15,575
         -----------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES              $73,780         $73,081
         -----------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             1999         1998      1997
         ---------------------------------------------------------------------
         Fixed maturity securities              $ 3,686      $ 4,078   $ 4,545
         Equity securities                            -          227       331
         Guaranteed annuity contracts                 -            -     2,796
         Other investments                        3,371        2,082       772
         ---------------------------------------------------------------------
         Gross investment income                  7,057        6,387     8,444
         ---------------------------------------------------------------------
         Investment expenses                        273          259       169
         ---------------------------------------------------------------------
         NET INVESTMENT INCOME                  $ 6,784      $ 6,128   $ 8,275
         =====================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                              1999        1998        1997
         -------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                       $19,319     $  (754)    $(3,636)
         -------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
         Unrealized holding gains (losses) arising during the period              (3,965)      2,435      (1,030)
         Reclassification adjustment for realized gains and losses included in
             net income (loss)                                                       683         134          77
         Foreign currency translation                                                836          86      (5,272)
         -------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                        (2,446)      2,655      (6,225)
         -------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                             $19,474     $ 1,901     $(9,861)
         -------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of $1,767, ($1,430), and $513 for 1999, 1998, and 1997,
         respectively.

         Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                         1999        1998
         ----------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                             $ 2,949     $   380
              Current period change                          (3,282)      2,569
         ----------------------------------------------------------------------
              Ending balance                                $  (333)    $ 2,949
         ----------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                             $(5,186)    $(5,272)
              Current period change                             836          86
         ----------------------------------------------------------------------
              Ending balance                                $(4,350)    $(5,186)
         ----------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS               $(4,683)    $(2,237)
         ----------------------------------------------------------------------

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                          1999        1998        1997
         -----------------------------------------------------------------------------------
         Balance at January 1,                              $163,506    $130,355    $102,610
         Capitalization                                       39,540      43,065      33,544
         Accretion of interest                                14,407      11,417       9,357
         Amortization                                        (17,125)    (20,683)    (14,217)
         Effect of net unrealized gains (losses)
              on securities available for sale                 1,039        (784)      1,268
         Foreign currency                                        275         136      (2,207)
         -----------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                             $201,642    $163,506    $130,355
         ===================================================================================


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                           1999       1998        1997
         -----------------------------------------------------------------------------------
         Current (expense) benefit                           $(13,178)   $(1,404)    $ 3,207
         Deferred (expense) benefit                               592      1,796      (2,730)
         -----------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                             $(12,586)   $   392     $   477
         ===================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                    1999          1998
         -----------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                $ 47,884      $ 38,888
              Investments                                                  246           708
              Other deferred tax assets                                  2,768           333
         -----------------------------------------------------------------------------------
         Deferred tax assets                                          $ 50,898      $ 39,929
         -----------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                              $ 49,103      $ 38,778
              Investments                                                  136         1,859
              Policyholder dividends payable                                63            55
         -----------------------------------------------------------------------------------
         Deferred tax liabilities                                     $ 49,382      $ 40,692
         -----------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                        $  1,596      $   (763)
         ===================================================================================

         At December 31, 1999, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                    1999         1998
          ----------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                             $ 4,502      $ 4,502
                 105,000 Preferred shares                          10,500       10,500
          ----------------------------------------------------------------------------
          TOTAL                                                   $15,002      $15,002
          ----------------------------------------------------------------------------

         On January 29, 1999 and in exchange for one common share, ManUSA contributed $1,722 which represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         In 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 issued on December 31, 1995 to ManUSA.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $137,039 (1998 $121,799). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $5,770 (1998 $(23,491); 1997 $(2,550)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from accounting principles generally accepted in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1999 were as follows:

                                                           CARRYING       ESTIMATED
         ($ thousands)                                       VALUE        FAIR VALUE
         ---------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity securities                     $ 73,081       $  73,081
             Short-term investments                           6,942           6,942
             Policy loans                                    26,174          26,174
             Cash and cash equivalents                       17,383          17,383
         ---------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY SECURITIES: Fair values of fixed maturity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by MLI and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $28,214, $34,070 and $32,733 in 1999, 1998 and 1997 respectively. At December 31, 1999 and 1998, the Company had a net receivable from MLI and ManUSA for these services of $2,552 and $2,617, respectively. In addition, there were $10,489, $12,817 and $11,249 of agents bonuses allocated to the Company during 1999, 1998 and 1997, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage studies; such allocations would vary depending on the assumptions underlying those studies.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company cedes the risk in excess of $25 per life on its variable and single premium variable life products to MRC under the terms of an automatic reinsurance agreement. Under the same treaty the Company cedes a substantial portion of its risk on its flexible premium variable life and variable universal life policies via stop loss reinsurance.

         (b) The Company cedes the excess of a $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases via yearly-renewable-term (YRT) reinsurance. Effective February 28, 1999, the Company recaptured the excess of the $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases, effectively retaining the full $15 million.

         (c) The Company cedes the risk in excess of NTD$2,500 per life on its Taiwan individual and group life business to MRL under the terms of a YRT reinsurance agreement. The Company also cedes a small portion of the Taiwan accident and health business under the same treaty.

         (d) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                               1999       1998        1997
         -----------------------------------------------------------------------
         Life and annuity premiums assumed         $    -     $   48     $   509
         Life and annuity premiums ceded               84         76          69
         Policy reserves assumed                        -          -      40,975
         Policy reserves ceded                         84        145         130
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $0, $0 and $3,972 during 1999, 1998 and 1997 respectively.

         The Company and MLI have entered into an agreement whereby MLI provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders


10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999       1998       1997
         ---------------------------------------------------------------------
         Direct premiums                         $10,699     $9,723     $8,607
         Reinsurance ceded                           430        405        440
         ---------------------------------------------------------------------
         TOTAL PREMIUMS                          $10,269     $9,318     $8,167
         ---------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,707, $1,362 and $909 during 1999, 1998 and 1997 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                        Audited Financial Statements

                                      The Manufacturers Life Insurance
                                             Company of America
                                           Separate Account Three

                                   Years ended December 31, 1999 and 1998
                                     with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements

                     Years ended December 31, 1999 and 1998




                                    CONTENTS


Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................   2
Statements of Operations and Changes in Contract Owners' Equity............   3
Notes to Financial Statements..............................................  20

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for each of the years presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 1999, and the results of its operations and the changes in its contract owners' equity for each of the years presented therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young

Philadelphia, Pennsylvania
February 4, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1999

ASSETS
Investments at market value:
   Sub-Accounts:
     Emerging Small Company Trust - 2,517,667 shares (cost $56,962,368)                  $    102,569,738
     Quantitative Equity Trust - 2,196,609 shares (cost $45,559,122)                           61,856,519
     Real Estate Securities Trust - 1,477,344 shares (cost $23,848,502)                        19,042,967
     Balanced Trust - 2,545,029 shares (cost $44,680,885)                                      45,352,416
     Money Market Trust - 4,560,198 shares (cost $45,601,979)                                  45,601,979
     International Stock Trust - 1,869,719 shares (cost $24,478,165)                           28,849,762
     Pacific Rim Emerging Markets Trust - 966,004 shares (cost $8,342,994)                     10,510,125
     Equity Index Trust - 4,134,764 shares (cost $62,832,544)                                  74,963,275
     Mid-Cap Blend Trust - 1,492,254 shares (cost $29,249,089)                                 32,680,369
     Equity Income Trust - 1,290,059 shares (cost $21,117,300)                                 21,995,504
     Growth and Income Trust - 1,440,865 shares (cost $36,292,994)                             47,073,070
     U.S. Government Securities Trust - 344,314 shares (cost $4,625,047)                        4,558,716
     Diversified Bond Trust - 161,123 shares (cost $1,790,492)                                  1,743,348
     Income and Value Trust - 368,281 shares (cost $4,665,689)                                  4,754,507
     Large Cap Growth Trust - 387,122 shares (cost $5,648,402)                                  6,670,104
     Blue Chip Growth Trust - 1,192,225 shares (cost $21,692,475)                              25,799,741
     Science & Technology Trust - 731,524 shares (cost $19,630,490)                            26,459,240
     Aggressive Growth Trust - 141,861 shares (cost $1,984,755)                                 2,459,870
     Mid Cap Growth Trust - 561,194 shares (cost $10,615,373)                                  13,968,112
     Global Equity Trust - 393,659 shares (cost $7,272,197)                                     7,396,859
     Growth Trust - 545,075 shares (cost $11,809,846)                                          14,651,615
     Value Trust - 384,206 shares (cost $5,651,036)                                             5,083,047
     Overseas Trust - 274,645 shares (cost $3,839,581)                                          4,372,356
     High Yield Trust - 297,754 shares (cost $4,001,847)                                        3,823,158
     Strategic Bond Trust - 312,508 shares (cost $3,604,143)                                    3,481,336
     Global Bond Trust - 49,407 shares (cost $581,723)                                            573,117
     Investment Quality Bond Trust - 1,998,001 shares (cost $23,473,710)                       23,176,815
     Lifestyle Aggressive 1000 Trust - 271,956 shares (cost $3,649,495)                         3,954,235
     Lifestyle Growth 820 Trust - 1,361,688 shares (cost $18,622,072)                          20,670,423
     Lifestyle Balanced 640 Trust - 578,378 shares (cost $7,644,416)                            8,236,104
     Lifestyle Moderate 460 Trust - 90,296 shares (cost $1,225,026)                             1,275,882
     Lifestyle Conservative 280 Trust - 8,760 shares (cost $117,186)                              115,194
     International Small Cap Trust - 196,412 shares (cost $3,969,765)                           5,530,970
     Small Company Value Trust - 89,699 shares (cost $1,001,311)                                1,100,603
     U.S. Large Cap Value Trust - 147,502 shares (cost $1,798,067)                              1,893,930
     Mid Cap Stock Trust - 14,777 shares (cost $178,958)                                          186,188
     Small Company Blend Trust - 24,215 shares (cost $340,466)                                    381,629
     International Value Trust - 35,241 shares (cost $423,664)                                    457,427
     Total Return Trust - 38,766 shares (cost $479,173)                                           479,537
                                                                                         ----------------
Total assets                                                                             $    683,749,787
                                                                                         ================
CONTRACT OWNERS' EQUITY
Variable life contracts                                                                  $    683,749,787
                                                                                         ================


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity




                                                                                       SUB-ACCOUNT

                                                              EMERGING SMALL COMPANY                        QUANTITATIVE EQUITY

                                                      YEAR ENDED               YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DEC. 31/99               DEC. 31/98          DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $     931,296           $     995,471        $   5,044,334         $   5,169,494
   Realized gain (loss) during the year                2,234,670               1,245,244            3,505,103             1,617,119
   Unrealized appreciation (depreciation)
     during the year                                  40,955,434              (2,091,940)           2,911,530             3,915,612
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         44,121,400                 148,775           11,460,967            10,702,225
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                            9,489,193              12,733,443            7,800,323             7,242,095
   Transfer on termination                            (8,527,672)             (6,445,689)          (5,396,356)           (3,997,775)
   Transfer on policy loans                             (504,673)               (218,046)            (474,041)             (273,706)
   Net interfund transfers                            (8,765,065)             (5,805,034)          (3,728,101)           (1,628,360)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             (8,308,217)                264,674           (1,798,175)            1,342,254
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   35,813,183                 413,449            9,662,792            12,044,479

Assets beginning of year                              66,756,555              66,343,106           52,193,727            40,149,248
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 102,569,738           $  66,756,555        $  61,856,519         $  52,193,727
                                                   ================================================================================



See accompanying notes.

                                                            SUB-ACCOUNT

           REAL ESTATE SECURITIES
                                                             BALANCED                               CAPITAL GROWTH BOND
      YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED          YEAR ENDED             YEAR ENDED
      DEC. 31/99            DEC. 31/98            DEC. 31/99              DEC. 31/98          DEC. 31/99             DEC. 31/98

      $  1,081,197          $  3,092,425           $  3,363,625           $  5,710,136           $  1,504,363          $  1,051,960
            82,415               381,699              1,479,053                686,522               (404,112)              351,921
        (2,907,686)           (7,717,257)            (5,660,915)              (293,599)            (1,309,718)              110,113
      -----------------------------------------------------------------------------------------------------------------------------

        (1,744,074)           (4,243,133)              (818,237)             6,103,059               (209,467)            1,513,994
      -----------------------------------------------------------------------------------------------------------------------------


         3,182,121             5,859,264              5,916,660              7,177,808              1,253,415             3,364,775
        (2,092,541)           (2,117,340)            (5,526,738)            (4,188,769)              (627,273)           (1,655,470)
          (117,862)              (77,402)              (340,550)              (150,786)               (25,224)              (32,638)
        (2,881,180)           (2,327,888)            (4,108,655)              (534,390)           (21,636,729)             (584,488)
      -----------------------------------------------------------------------------------------------------------------------------

        (1,909,462)            1,336,634             (4,059,283)             2,303,863            (21,035,811)            1,092,179
      -----------------------------------------------------------------------------------------------------------------------------
        (3,653,536)           (2,906,499)            (4,877,520)             8,406,922            (21,245,278)            2,606,173

        22,696,503            25,603,002             50,229,936             41,823,014             21,245,278            18,639,105
      -----------------------------------------------------------------------------------------------------------------------------
      $ 19,042,967          $ 22,696,503           $ 45,352,416           $ 50,229,936           $         --          $ 21,245,278
      =============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                         SUB-ACCOUNT

                                                                  MONEY                                     INTERNATIONAL
                                                                  MARKET                                        STOCK
                                                    --------------------------------            ----------------------------------
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED
                                                     DEC. 31/99           DEC. 31/98             DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                      $  1,699,216          $  1,481,440           $  2,378,902           $    313,529
   Realized gain (loss) during the year                      --                    --              1,389,951                674,744
   Unrealized appreciation (depreciation)
     during the year                                         --                    --              2,728,312              1,511,476
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                    1,699,216             1,481,440              6,497,165              2,499,749
                                                   --------------------------------------------------------------------------------
Changes in principal transactions:
   Transfer of net premiums                          29,641,080            22,297,227              3,991,679              4,538,425
   Transfer on termination                           (5,654,160)           (3,358,411)            (1,409,171)            (1,187,826)
   Transfer on policy loans                             266,827              (384,658)              (245,714)               (59,954)
   Net interfund transfers                          (12,059,047)          (17,755,116)              (561,839)              (574,437)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                            12,194,700               799,042              1,774,955              2,716,208

Total increase (decrease) in assets                  13,893,916             2,280,482              8,272,120              5,215,957

Assets beginning of year                             31,708,063            29,427,581             20,577,642             15,361,685
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 45,601,979          $ 31,708,063           $ 28,849,762           $ 20,577,642
                                                   ================================================================================


See accompanying notes.

                                                   SUB-ACCOUNT


         PACIFIC RIM EMERGING MARKETS                         EQUITY INDEX                                MID-CAP BLEND

       YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED            YEAR ENDED
       DEC. 31/99            DEC. 31/98            DEC. 31/99            DEC. 31/98              DEC. 31/99            DEC. 31/98

$        188,217           $         --           $  1,825,519           $  1,392,501           $  3,059,165           $  3,871,537

       1,967,184             (2,620,543)             3,651,616                603,079               (531,319)              (152,838)

       1,745,251              2,542,198              5,860,560              5,782,122              4,461,702             (1,767,849)
-----------------------------------------------------------------------------------------------------------------------------------
       3,900,652                (78,345)            11,337,695              7,777,702              6,989,548              1,950,850
-----------------------------------------------------------------------------------------------------------------------------------

       1,679,389              1,563,148             18,917,139             12,850,700              5,041,183              5,682,311
        (471,769)              (436,588)            (4,357,423)            (2,024,088)            (1,858,127)            (1,536,387)
         (33,384)               (15,173)              (494,140)              (475,140)              (108,303)               (34,034)
        (185,077)               229,348              5,753,290              6,006,985             (1,877,218)                19,738
-----------------------------------------------------------------------------------------------------------------------------------
         989,159              1,340,735             19,818,866             16,358,457              1,197,535              4,131,628
-----------------------------------------------------------------------------------------------------------------------------------
       4,889,811              1,262,390             31,156,561             24,136,159              8,187,083              6,082,478

       5,620,314              4,357,924             43,806,714             19,670,555             24,493,286             18,410,808
-----------------------------------------------------------------------------------------------------------------------------------
$     10,510,125           $  5,620,314           $ 74,963,275           $ 43,806,714           $ 32,680,369           $ 24,493,286
===================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                 SUB-ACCOUNT

                                                             EQUITY INCOME                             GROWTH AND INCOME

                                                    YEAR ENDED           YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                    DEC. 31/99           DEC. 31/98             DEC. 31/99            DEC. 31/98

Income:
   Net investment income during
     the year                                      $  1,458,179          $    976,745           $  1,278,189           $  1,500,080
   Net realized gain (loss)
     during the year                                    374,940               287,480              1,264,337                800,716
   Unrealized appreciation (depreciation)
     during the year                                 (1,255,027)              218,367              4,417,624              3,851,331
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                           578,092             1,482,592              6,960,150              6,152,127
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                           3,893,423             3,243,426              7,477,562              6,862,398
   Transfer on termination                           (1,286,389)           (1,437,923)            (3,261,292)            (1,576,405)
   Transfer on policy loans                             (77,443)              (98,668)              (176,590)               (46,701)
   Net interfund transfers                              311,991               563,898              2,945,525              2,330,998
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             2,841,582             2,270,733              6,985,205              7,570,290
                                                   --------------------------------------------------------------------------------

Total increase (decrease) in assets                   3,419,674             3,753,325             13,945,355             13,722,417

Assets beginning of year                             18,575,830            14,822,505             33,127,715             19,405,298
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 21,995,504          $ 18,575,830           $ 47,073,070           $ 33,127,715
                                                   ================================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                U.S. GOVERNMENT SECURITIES                      DIVERSIFIED BOND                          INCOME AND VALUE

            YEAR ENDED             YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED
            DEC. 31/99             DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99           DEC. 31/98

           $   143,586           $   109,401           $    96,499           $    72,830           $   408,866          $   247,923

                21,642                31,818                (9,175)                4,682                13,556               10,961

              (173,224)               39,816               (72,120)                7,436               (94,286)              81,935
           ------------------------------------------------------------------------------------------------------------------------
                (7,996)              181,035                15,204                84,948               328,136              340,819
           ------------------------------------------------------------------------------------------------------------------------
               933,102               664,545               561,745               176,976             1,638,769              895,345
              (302,051)             (154,411)              (59,417)              (52,005)             (330,215)            (208,435)
                    75               (32,573)               (1,024)                   --                (9,200)              (7,332)
               630,563               423,298               276,738                46,253                 1,531              230,395
           ------------------------------------------------------------------------------------------------------------------------
             1,261,689               900,859               778,042               171,224             1,300,885              909,973
           ------------------------------------------------------------------------------------------------------------------------
             1,253,693             1,081,894               793,246               256,172             1,629,021            1,250,792

             3,305,023             2,223,129               950,102               693,930             3,125,486            1,874,694
           ------------------------------------------------------------------------------------------------------------------------
           $ 4,558,716           $ 3,305,023           $ 1,743,348           $   950,102           $ 4,754,507          $ 3,125,486
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT

                                                              LARGE CAP GROWTH                            BLUE CHIP GROWTH

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    371,353           $    312,103           $    704,256          $     98,459
   Net realized gain (loss)
     during the year                                    100,576                 29,565                613,535               137,311
   Unrealized appreciation (depreciation)
     during the year                                    677,804                179,177              2,347,320             1,520,566
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         1,149,733                520,845              3,665,111             1,756,336
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           1,349,722                953,535              6,033,752             3,950,204
   Transfer on termination                             (310,785)              (257,332)            (1,605,280)             (422,824)
   Transfer on policy loans                             (20,962)                (9,000)              (118,582)              (27,578)
   Net interfund transfers                              876,677                193,464              7,106,796             1,683,424
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,894,652                880,667             11,416,686             5,183,226
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   3,044,385              1,401,512             15,081,797             6,939,562

Assets beginning of year                              3,625,719              2,224,207             10,717,944             3,778,382
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $  6,670,104           $  3,625,719           $ 25,799,741          $ 10,717,944
                                                   ================================================================================



See accompanying notes.

                                                               SUB-ACCOUNT

              SCIENCE & TECHNOLOGY                          AGGRESSIVE GROWTH                              MID CAP GROWTH

          YEAR ENDED           YEAR ENDED              YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
          DEC. 31/99           DEC. 31/98              DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

       $  1,831,034           $         --           $         --          $         --           $    893,908         $         --

          2,759,418               (371,868)               201,319               (17,790)               465,497               39,039

          5,368,742              1,522,473                399,725                93,900              2,522,463              834,458
       ----------------------------------------------------------------------------------------------------------------------------
          9,959,194              1,150,605                601,044                76,110              3,881,868              873,497
       ----------------------------------------------------------------------------------------------------------------------------
          3,767,735              1,150,664                595,127               515,555              1,888,993            1,769,196
           (796,754)               (90,696)              (133,411)              (58,953)              (645,925)            (173,727)
            (98,286)               (13,553)                  (156)              (11,158)               (17,003)              (9,934)
          8,691,040              1,674,262               (206,543)              520,806              2,996,672            1,932,598
       ----------------------------------------------------------------------------------------------------------------------------
         11,563,735              2,720,677                255,017               966,250              4,222,737            3,518,133
       ----------------------------------------------------------------------------------------------------------------------------
         21,522,929              3,871,282                856,061             1,042,360              8,104,605            4,391,630

          4,936,311              1,065,029              1,603,809               561,449              5,863,507            1,471,877
       ----------------------------------------------------------------------------------------------------------------------------
       $ 26,459,240           $  4,936,311           $  2,459,870          $  1,603,809           $ 13,968,112         $  5,863,507
       ============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                        SUB-ACCOUNT

                                                                WORLDWIDE GROWTH                           GLOBAL EQUITY

                                                        YEAR ENDED            YEAR ENDED           YEAR ENDED             YEAR ENDED
                                                        DEC. 31/99            DEC. 31/98           DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                         $    11,362           $     5,574           $   493,157           $   167,578
   Net realized gain (loss)
     during the year                                       68,678                14,712              (155,359)              (35,168)
   Unrealized appreciation (depreciation)
     during the year                                      (14,108)               18,500              (121,909)              214,456
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                              65,932                38,786               215,889               346,866
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               274,770               396,653             1,527,332             1,830,508
   Transfer on termination                                (16,702)              (41,648)             (386,590)             (146,797)
   Transfer on policy loans                               (11,284)               (6,172)              (21,561)               (6,447)
   Net interfund transfers                             (1,392,780)              377,034             1,818,979               750,096
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                              (1,145,996)              725,867             2,938,160             2,427,360
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                    (1,080,064)              764,653             3,154,049             2,774,226

Assets beginning of year                                1,080,064               315,411             4,242,810             1,468,584
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $        --           $ 1,080,064           $ 7,396,859           $ 4,242,810
                                                      =============================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                          GROWTH                                    VALUE                                     OVERSEAS

              YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED            YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99            DEC. 31/98




           $    447,543          $     95,683          $    160,502           $    117,791         $         --        $     51,082

                530,120               123,525               (36,495)                22,516              588,825              (4,342)

              2,359,746               466,535              (317,742)              (229,473)             485,470              86,563
           ------------------------------------------------------------------------------------------------------------------------
              3,337,409               685,743              (193,735)               (89,166)           1,074,295             133,303
           ------------------------------------------------------------------------------------------------------------------------
              2,817,768             3,294,658             1,586,580              1,600,753              516,783             515,640
               (500,367)             (107,258)             (292,517)              (117,194)             (73,681)            (50,349)
                (74,903)              (38,221)               (4,081)               (12,965)             (14,262)             (2,253)
              2,324,764             1,662,737               419,572              1,104,824            1,464,007              23,545
           ------------------------------------------------------------------------------------------------------------------------
              4,567,262             4,811,916             1,709,554              2,575,418            1,892,847             486,583

              7,904,671             5,497,659             1,515,819              2,486,252            2,967,142             619,886
           ------------------------------------------------------------------------------------------------------------------------
              6,746,944             1,249,285             3,567,228              1,080,976            1,405,214             785,328
           ------------------------------------------------------------------------------------------------------------------------
           $ 14,651,615          $  6,746,944          $  5,083,047           $  3,567,228         $  4,372,356        $  1,405,214
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT
                                                                    HIGH YIELD                           STRATEGIC BOND

                                                         YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                         DEC. 31/99           DEC. 31/98            DEC. 31/99           DEC. 31/98
Income:
   Net investment income during
     the year                                         $   340,814           $   151,912           $   204,203           $    86,088
   Net realized gain (loss)
     during the year                                      (57,295)               (7,914)              (74,383)              (17,942)
   Unrealized appreciation (depreciation)
     during the year                                      (69,365)              (95,871)              (62,876)              (70,640)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                             214,154                48,127                66,944                (2,494)
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               799,494               943,552               747,221             1,272,907
   Transfer on termination                               (179,923)             (111,555)             (169,596)             (103,790)
   Transfer on policy loans                                (4,294)               (7,304)              (15,952)              (10,279)
   Net interfund transfers                                891,770               158,145               (49,496)            1,091,881
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                               1,507,047               982,838               512,177             2,250,719
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                     1,721,201             1,030,965               579,121             2,248,225

Assets beginning of year                                2,101,957             1,070,992             2,902,215               653,990
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $ 3,823,158           $ 2,101,957           $ 3,481,336           $ 2,902,215
                                                      =============================================================================



See accompanying notes.

                                               SUB-ACCOUNT

                        GLOBAL BOND                         INVESTMENT QUALITY BOND                  LIFESTYLE AGGRESSIVE 1000

              YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
              DEC. 31/99            DEC. 31/98            DEC. 31/99           DEC. 31/98           DEC. 31/99           DEC. 31/98

           $     43,890           $     27,334           $    115,157          $     20,278         $    178,067       $    168,006

                (70,367)                (8,230)              (118,167)                6,554              (51,566)            (9,962)

                (14,905)                 2,498               (330,836)               27,852              371,856            (56,069)
           ------------------------------------------------------------------------------------------------------------------------
                (41,382)                21,602               (333,846)               54,684              498,357            101,975
           ------------------------------------------------------------------------------------------------------------------------
                124,531                143,923              2,534,307               443,446            1,220,401          1,299,712
                (33,062)               (17,835)            (1,228,511)              (45,715)            (711,359)          (258,375)
                    (11)                (6,107)               (45,188)              (46,096)              (3,817)           (26,714)
               (117,727)               277,425             20,819,872               762,855             (911,439)           316,522
           ------------------------------------------------------------------------------------------------------------------------
                (26,269)               397,406             22,080,480             1,114,490             (406,214)         1,331,145
           ------------------------------------------------------------------------------------------------------------------------
                (67,651)               419,008             21,746,634             1,169,174               92,143          1,433,120

                640,768                221,760              1,430,181               261,007            3,862,092          2,428,972
           ------------------------------------------------------------------------------------------------------------------------
           $    573,117           $    640,768           $ 23,176,815          $  1,430,181         $  3,954,235       $  3,862,092
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                     SUB-ACCOUNT

                                                            LIFESTYLE GROWTH 820                       LIFESTYLE BALANCED 640

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    962,278           $    629,682           $    396,729          $    189,230
   Net realized gain (loss)
     during the year                                    (74,308)               (19,242)               (30,994)               (1,929)
   Unrealized appreciation (depreciation)
     during the year                                  1,958,069                115,020                510,201                37,708
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         2,846,039                725,460                875,936               225,009
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           5,461,863              7,009,770              3,129,737             2,223,707
   Transfer on termination                           (1,622,631)              (827,050)            (1,094,958)             (520,437)
   Transfer on policy loans                            (279,099)              (176,891)               (64,221)              (28,495)
   Net interfund transfers                           (1,593,145)             3,867,109               (306,459)            1,672,788
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,966,988              9,872,938              1,664,099             3,347,563
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   4,813,027             10,598,398              2,540,035             3,572,572

Assets beginning of year                             15,857,396              5,258,998              5,696,069             2,123,497
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 20,670,423           $ 15,857,396           $  8,236,104          $  5,696,069
                                                   ================================================================================


15
See accompanying notes.

                                                                SUB-ACCOUNT

                 LIFESTYLE MODERATE 460                  LIFESTYLE CONSERVATIVE 280                  INTERNATIONAL SMALL CAP

              YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

           $    49,688           $    20,025           $    11,447          $       552           $     9,451           $     5,687

                (1,920)               (8,653)                1,866                1,625             1,126,604               (30,291)

                30,959                19,892                (7,716)               5,695             1,360,161               240,125
           ------------------------------------------------------------------------------------------------------------------------
                78,727                31,264                 5,597                7,872             2,496,216               215,521
           ------------------------------------------------------------------------------------------------------------------------
               324,816               287,313                42,811               35,078               826,503               923,655
               (80,708)              (25,583)               (8,329)              (3,934)             (206,773)              (94,819)
               (61,993)                   --                    --                   --               (11,684)              (11,877)
               336,696               282,970               (32,902)              67,660              (266,727)              258,711
           ------------------------------------------------------------------------------------------------------------------------
               518,811               544,700                 1,580               98,804               341,319             1,075,670
           ------------------------------------------------------------------------------------------------------------------------
               597,538               575,964                 7,177              106,676             2,837,535             1,291,191

               678,344               102,380               108,017                1,341             2,693,435             1,402,244
           ------------------------------------------------------------------------------------------------------------------------
           $ 1,275,882           $   678,344           $   115,194          $   108,017           $ 5,530,970           $ 2,693,435
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                                               SUB-ACCOUNT

                                                                                SMALL COMPANY                            U.S. LARGE
                                                                                    VALUE                                 CAP VALUE

                                                                         YEAR                    PERIOD                    PERIOD
                                                                        ENDED                    ENDED*                     ENDED**
                                                                      DEC. 31/99                DEC. 31/98               DEC. 31/99
Income:
   Net investment income during
     the year                                                       $       305               $        --               $        --
   Net realized gain (loss)
     during the year                                                      7,291                    (3,492)                       18
   Unrealized appreciation (depreciation)
     during the year                                                     88,627                    10,664                    95,862
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                                       96,223                     7,172                    95,880
                                                                    ---------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                             398,042                   183,290                   373,681
   Transfer on termination                                              (50,211)                   (6,126)                  (40,839)
   Transfer on policy loans                                                  --                        --                        --
   Net interfund transfers                                              289,944                   182,269                 1,465,208
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                               637,775                   359,433                 1,798,050
                                                                    ---------------------------------------------------------------
Total increase (decrease) in assets                                     733,998                   366,605                 1,893,930

Assets beginning of year                                                366,605                        --                        --
                                                                    ---------------------------------------------------------------
Assets end of year                                                  $ 1,100,603               $   366,605               $ 1,893,930
                                                                    ===============================================================


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998.

** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes.

                           SUB-ACCOUNT

        MID CAP             SMALL COMPANY        INTERNATIONAL
        STOCK                  BLEND                 VALUE
        PERIOD                 PERIOD                PERIOD
        ENDED**               ENDED**                ENDED**
      DEC. 31/99             DEC. 31/99            DEC. 31/99

  $             -        $          7,350      $             -

              (158)                 1,781                (6,853)

             7,230                 41,163                33,763
  -------------------------------------------------------------
             7,072                 50,294                26,910
  -------------------------------------------------------------
           114,220                174,380                67,544
            (9,534)               (10,104)               (5,873)
                 -                      -                     -
            74,430                167,059               368,846
  -------------------------------------------------------------
           179,116                331,335               430,517
  -------------------------------------------------------------
           186,188                381,629               457,427

                 -                      -                     -
  -------------------------------------------------------------
  $        186,188      $         381,629     $         457,427
  =============================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                 SUB-ACCOUNT
                                                                 TOTAL RETURN                              TOTAL

                                                                     PERIOD                    YEAR                     YEAR
                                                                     ENDED**                   ENDED                    ENDED
                                                                   DEC. 31/99                DEC. 31/99                DEC. 31/98
Income:
   Net investment income
     during the year                                            $          --              $  31,693,647              $  28,132,536
   Net realized gain (loss)
     during the year                                                     (252)                20,827,272                  3,760,628
   Unrealized appreciation (depreciation)
     during the year                                                      364                 69,327,505                 11,133,790
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                                             112                121,848,424                 43,026,954
                                                                -------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                           102,093                138,216,989                125,895,605
   Transfer on termination                                            (17,463)               (51,392,480)               (33,859,519)
   Transfer on policy loans                                                --                 (3,208,585)                (2,357,855)
   Net interfund transfers                                            394,795                   (253,364)                  (497,675)
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   from principal transactions                                        479,425                 83,362,560                 89,180,556
                                                                -------------------------------------------------------------------

Total increase (decrease) in net assets                               479,537                205,210,984                132,207,510

Net assets beginning of year                                               --                478,538,803                346,331,293
                                                                -------------------------------------------------------------------
Net assets end of year                                          $     479,537              $ 683,749,787              $ 478,538,803
                                                                ===================================================================


** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in thirty nine sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, effective May 1, 1999, the following sub-accounts of the Account have been replaced with new sub-account funds as follows:


           PREVIOUS FUND
Emerging Growth Trust
Conservative Asset Allocation Trust
Moderate Asset Allocation Trust
Aggressive Asset Allocation Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Growth & Income Trust
Global Government Bond Trust
Equity Trust


           NEW FUND
 Emerging Small Company Trust
 Diversified Bond Trust
 Income & Value Trust
 Large Cap Growth Trust
 Aggressive Growth Trust
 Mid Cap Growth Trust
 Overseas Trust
 Global Bond Trust
 Mid-Cap Blend Trust

Effective May 1, 1999 the following sub-accounts of the Account were merged with existing sub-account funds as follows:

Capital Growth Bond Trust merged with Investment Quality Bond Trust Worldwide Growth Trust merged with Global Equity Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                              COMMENCEMENT OF OPERATIONS
                                                 OF THE SUB-ACCOUNTS
U.S. Large Cap Value Trust                           May 1, 1999
Mid Cap Stock Trust                                  May 1, 1999
Small Company Blend Trust                            May 1, 1999
International Value Trust                            May 1, 1999
Total Return Trust                                   May 1, 1999
Small Company Value Trust                            May 1, 1998

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the year ended December 31, 1999.

                                                                        PURCHASES               SALES
Emerging Small Company Trust                                         $     4,930,767       $    12,307,689
Quantitative Equity Trust                                                 11,311,432             8,065,273
Real Estate Securities Trust                                               2,924,123             3,752,388
Balanced Trust                                                             6,443,053             7,138,712
Money Market Trust                                                        93,498,772            79,604,857
Capital Growth Bond Trust                                                  2,220,395            21,751,843
International Stock Trust                                                 12,891,686             8,737,829
Pacific Rim Emerging Markets Trust                                         8,625,380             7,448,004
Equity Index Trust                                                        33,234,821            11,590,436
Mid-Cap Blend Trust                                                        8,272,145             4,015,446
Equity Income Trust                                                        6,544,272             2,244,511
Growth and Income Trust                                                   12,009,895             3,746,501
U.S. Government Securities Trust                                           2,543,020             1,137,745
Diversified Bond Trust                                                     1,294,441               419,899
Income and Value Trust                                                     2,249,904               540,152
Large Cap Growth Trust                                                     3,041,905               775,900
Blue Chip Growth Trust                                                    14,098,770             1,977,828
Science & Technology Trust                                                22,500,094             9,105,324
Aggressive Growth Trust                                                    2,481,840             2,226,824
Mid Cap Growth Trust                                                       8,060,295             2,943,649
Worldwide Growth Trust                                                       739,029             1,873,661
Global Equity Trust                                                       23,224,517            19,793,199
Growth Trust                                                               9,230,965             4,216,159
Value Trust                                                                2,806,328               936,272
Overseas Trust                                                            15,131,266            13,238,418
High Yield Trust                                                           3,483,268             1,635,407
Strategic Bond Trust                                                       1,325,957               609,577
Global Bond Trust                                                            893,465               875,845
Investment Quality Bond Trust                                             24,878,917             2,683,280
Lifestyle Aggressive 1000 Trust                                            1,479,616             1,707,763
Lifestyle Growth 820 Trust                                                 7,349,779             4,420,513
Lifestyle Balanced 640 Trust                                               3,774,746             1,683,917

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                             PURCHASES              SALES
Lifestyle Moderate 460 Trust                                                   799,037             230,539
Lifestyle Conservative 280 Trust                                               156,102             143,075
International Small Cap Trust                                                7,291,927           6,941,156
Small Company Value Trust                                                    1,103,975             465,895
U.S. Large Cap Value Trust                                                   1,891,706              93,657
Mid Cap Stock Trust                                                            340,725             161,609
Small Company Blend Trust                                                      416,255              77,570
International Value Trust                                                      665,242             234,725
Total Return Trust                                                             528,471              49,046
                                                                         ---------------------------------
Total                                                                    $ 366,688,303       $ 251,602,093
                                                                         =================================

5. UNIT VALUES

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 for the variable life contracts are as follows:

                                                    1998                         1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Emerging Small Company Trust                      $  43.14     $  74.86        1,370,106         $102,569,738
Quantitative Equity Trust                            43.42        53.10        1,164,916           61,856,519
Real Estate Securities Trust                         32.93        30.30          628,550           19,042,967
Balanced Trust                                       29.99        29.49        1,537,754           45,352,416
Money Market Trust                                   18.31        19.15        2,381,133           45,601,979
International Stock Trust                            13.97        18.12        1,592,351           28,849,762
Pacific Rim Emerging Markets Trust                    7.28        11.85          886,638           10,510,125
Equity Index Trust                                   19.72        23.78        3,152,866           74,963,275
Mid-Cap Blend Trust                                  14.83        18.95        1,724,867           32,680,369
Equity Income Trust                                  16.09        16.64        1,321,869           21,995,504
Growth and Income Trust                              19.74        23.46        2,006,153           47,073,070
U.S. Government Securities Trust                     11.94        11.91          382,656            4,558,716
Diversified Bond Trust                               12.98        13.07          133,384            1,743,348
Income and Value Trust                               14.27        15.51          306,506            4,754,507
Large Cap Growth Trust                               15.50        19.42          343,487            6,670,104

                                                    1998                            1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Blue Chip Growth Trust                           $  20.62       $ 24.63        1,047,662     $     25,799,741
Science & Technology Trust                           20.16        40.21          658,047           26,459,240
Aggressive Growth Trust                              15.16        20.16          122,003            2,459,870
Mid Cap Trust                                        19.58        28.33          492,982           13,968,112
Global Equity Trust                                  16.37        16.97          435,835            7,396,859
Growth Trust                                         18.56        25.46          575,470           14,651,615
Value Trust                                          14.21        13.81          368,022            5,083,047
Overseas Trust                                       13.48        18.96          230,626            4,372,356
High Yield Trust                                     14.24        15.37          248,649            3,823,158
Strategic Bond Trust                                 13.80        14.11          246,780            3,481,336
Global Bond Trust                                    14.22        13.27           43,185              573,117
Investment Quality Bond Trust                        14.77        14.51        1,597,533           23,176,815
Lifestyle Aggressive 1000 Trust                      15.02        17.21          229,734            3,954,235
Lifestyle Growth 820 Trust                           15.11        17.62        1,173,282           20,670,423
Lifestyle Balanced 640 Trust                         14.91        16.76          491,434            8,236,104
Lifestyle Moderate 460 Trust                         15.20        16.40           77,781            1,275,882
Lifestyle Conservative 280 Trust                     15.11        15.74            7,318              115,194
International Small Cap Trust                        14.14        26.16          211,460            5,530,970
Small Company Value Trust                             8.53         9.21          119,484            1,100,603
U.S. Large Cap Value Trust                            -           12.84          147,502            1,893,930
Mid Cap Stock Trust                                   -           12.60           14,777              186,188
Small Company Blend Trust                             -           16.07           23,747              381,629
International Value Trust                             -           12.98           35,241              457,427
Total Return Trust                                    -           12.37           38,766              479,537
                                                                                             ----------------
Total                                                                                        $    683,749,787
                                                                                             ================


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

6. RELATED PARTY TRANSACTIONS (CONTINUED)

insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                    VERSION 2

                Prospectus containing 20 year No Lapse Guarantee

PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company" or "Manufacturers Life Of America," "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;
(2) policy loans and partial withdrawals; and
(3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000

TABLE OF CONTENTS

DEFINITIONS......................................................................................     4
POLICY SUMMARY

  General........................................................................................     6

  Death Benefits.................................................................................     6

  Premiums.......................................................................................     6

  Policy Value...................................................................................     6

  Policy Loans...................................................................................     6

  Surrender and Partial Withdrawals..............................................................     6

  Lapse and Reinstatement........................................................................     6

  Charges and Deductions.........................................................................     7

  Investment Options and Investment Subadvisers..................................................     7

  Investment Management Fees and Expenses........................................................     7

  Table of Charges and Deductions................................................................     7

  Table of Investment Management Fees and Expenses...............................................     8

  Table of Investment Options and Investment Advisers............................................    10

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT, AND THE TRUST
  Manufacturers Life of America..................................................................    11

  The Separate Account...........................................................................    12

  The Trust......................................................................................    12

  Investment Objectives of the Portfolios........................................................    12

ISSUING A POLICY
  Requirements...................................................................................    16

  Temporary Insurance Agreement..................................................................    16

  Right to Examine the Policy....................................................................    16

DEATH BENEFITS...................................................................................    17
  Life Insurance Qualification...................................................................    17

  Death Benefit Options..........................................................................    18

  Changing the Face Amount.......................................................................    18
PREMIUM PAYMENTS
  Initial Premiums...............................................................................    19

  Subsequent Premiums............................................................................    19
  Maximum Premium Limitation.....................................................................    19
  Premium Allocation.............................................................................    19
CHARGES AND DEDUCTIONS
  Amount Deducted from Premium...................................................................    20

  Surrender Charges..............................................................................    20

  Monthly Charges................................................................................    23


  Charges for Transfers..........................................................................    24
  Reduction in Charges...........................................................................    24
SPECIAL PROVISIONS FOR EXCHANGES.................................................................    24
COMPANY TAX CONSIDERATIONS.......................................................................    24
POLICY VALUE
  Determination of the Policy Value..............................................................    25
  Units and Unit Values..........................................................................    25

  Transfers of Policy Value......................................................................    26
POLICY LOANS.....................................................................................    27
  Effect of Policy Loan..........................................................................    27

  Interest Charged on Policy Loans...............................................................    27

  Loan Account...................................................................................    27
POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender...............................................................................    27

  Partial Withdrawals............................................................................    28

LAPSE AND REINSTATEMENT
  Lapse..........................................................................................    28

  No-Lapse Guarantee.............................................................................    28

  No-Lapse Guarantee Cumulative Premium Test.....................................................    29

  Reinstatement..................................................................................    29

THE GENERAL ACCOUNT..............................................................................    29
  Fixed Account..................................................................................    30

OTHER PROVISIONS OF THE POLICY
  Policyowner Rights.............................................................................    30

  Beneficiary....................................................................................    30

  Incontestability...............................................................................    31

  Misstatement of Age or Sex.....................................................................    31

  Suicide Exclusion..............................................................................    31

  Supplementary Benefits.........................................................................    31

TAX TREATMENT OF THE POLICY......................................................................    31
  Life Insurance Qualification...................................................................    31

  Tax Treatment of Policy Benefits...............................................................    33

  Alternate Minimum Tax..........................................................................    36

  Income Tax Reporting...........................................................................    36

OTHER INFORMATION
  Payment of Proceeds............................................................................    36

  Reports to Policyowners........................................................................    37

  Distribution of the Policies...................................................................    37

  Responsibilities of Manufacturers Life.........................................................    37


  Voting Rights..................................................................................    37

  Substitution of Portfolio Shares...............................................................    38

  Records and Accounts...........................................................................    38

  State Regulations..............................................................................    38

  Litigation.....................................................................................    38

  Independent Auditors...........................................................................    39

  Further Information............................................................................    39

  Officers and Directors.........................................................................    39

  Year 2000 Issues...............................................................................    41

  Optional Term Rider............................................................................    41

  Illustrations..................................................................................    41

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS.....   A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS........................................................   B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.




[SVUL99(20).PRO5/2000]

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age
on any date is each of the Lives Insured's age on their birthday closest to the policy date.

Attained Age
is the Age plus the number of whole years that have elapsed since the Policy
Date.

Business Day
is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date
is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the last-to-die of the Lives Insured.

Lives Insured
are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period
is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium
is set at issue and is recalculated whenever there is a policy change.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

- the face amount of insurance changes.
- a Supplementary Benefit is added, changed or terminated.
- the risk classification of any of the Lives Insured changes because of a change in smoking status.
- a temporary Additional Rating is added (due to a face amount increase), or terminated.
- the Death Benefit Option Changes.

No-Lapse Guarantee Cumulative Premium Test is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date
is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a) is the total amount of loans borrowed as of such date;
     (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and
     (d) is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.


OPTIONAL TERM RIDER
The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.


PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manufacturers Life of America's

Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS


Amount Deducted from Premium            7.50% of each premium paid.

Surrender Charges                       A Surrender Charge is applicable during the first 15 Policy Years. The
                                        Surrender Charge is determined by the following formula:

                                        Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

                                        The Grading Percentage is based on the issue age of the youngest insured and the policy year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                                        The Surrender Charge Rate is calculated as follows:

                                        Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%)
                                        x (Surrender Charge Premium)

                                        The Surrender Charge Premium is the lesser of:

                                        (a) the premiums paid during the first policy year;

                                        (b) the premium amount used to measure the maximum Surrender Charge under the Policy;

                                        (c) the net level annual premium required to provide level insurance to attained age 100 of the younger insured based on guaranteed monthly mortality charges and an interest rate of 4%; and

                                        (d) $60 per $1000 of Face Amount.

                                        A portion of this charge may be assessed on a partial withdrawal, as set forth under "Charges and Deductions -- Surrender Charges on a Partial Withdrawal."

Monthly Deductions                      An administration charge of $30 plus $0.08 per $1,000 of current face amount per policy month will be deducted in the first policy year. In subsequent years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current Face Amount per policy month.

                                        The cost of insurance charge.

                                        Any additional charges for supplementary benefits.

                                        A mortality and expense risks charge. This charge varies by Policy Year as follows:

                                                                                                 CURRENT AND
                                                                                                 GUARANTEED      EQUIVALENT
                                                                                                   MONTHLY         ANNUAL
                                                                                                  MORTALITY     MORTALITY AND
                                                                                                 AND EXPENSE       EXPENSE
                                           POLICY YEARS                                          RISKS CHARGE    RISK CHARGE
                                           ------------                                          ------------    -----------
                                              1-20..............................................     0.063%         0.75%
                                              21+...............................................     0.033%         0.40%

                                        All of the above charges are deducted the Net Policy Value.

Loan Charges                            A fixed loan interest rate of 5.25%.
                                        Interest credited to amounts in the Loan Account will be equal to the 5.25% rate charged to the loan less the current and maximum loan spread of 1.25%.

Transfer Charge                         A charge of $25 per transfer for each transfer in excess of 12 in a
                                        Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets for the fiscal year ended December 31, 1999)

                                                             OTHER EXPENSES
                                         MANAGEMENT          (AFTER EXPENSE            TOTAL TRUST
                                            FEES             REIMBURSEMENT)          ANNUAL EXPENSES
TRUST PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.260%                     1.110%
Internet Technologies...............       1.150%                0.136%(A)                  1.286%
Science & Technology................       1.100%                0.060%                     1.160%
International Small Cap.............       1.100%                0.270%                     1.370%
Aggressive Growth...................       1.000%(F)             0.130%                     1.130%
Emerging Small Company..............       1.050%                0.070%                     1.120%
Small Company Blend.................       1.050%                0.250%(A)                  1.300%(E)
Dynamic Growth......................       1.000%(F)             0.132%(A)                  1.132%
Mid Cap Stock.......................       0.925%                0.100%(A)                  1.025%(E)
All Cap Growth(H)...................       0.950%(F)             0.070%                     1.020%
Overseas............................       0.950%                0.260%                     1.210%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.230%(A)                  1.230%(E)
Mid Cap Blend.......................       0.850%(F)             0.060%                     0.910%
Small Company Value.................       1.050%                0.170%                     1.220%



                                                             OTHER EXPENSES
                                         MANAGEMENT          (AFTER EXPENSE              TOTAL TRUST
                                           FEES              REIMBURSEMENT)             ANNUAL EXPENSES
TRUST PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Global Equity.......................       0.900%                0.160%                     1.060%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%(F)             0.100%                     0.975%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%(F)             0.050%                     0.925%
Real Estate Securities..............       0.700%                0.070%                     0.770%
Value...............................       0.800%                0.070%                     0.870%
Tactical Allocation.................       0.900%                0.127%(A)                  1.027%
Equity Index(I).....................       0.250%                0.150%(I)                  0.400%(I)
Growth & Income.....................       0.750%                0.050%                     0.800%
U.S. Large Cap Value................       0.875%                0.070%(A)                  0.945%(E)
Equity-Income.......................       0.875%(F)             0.060%                     0.935%
Income & Value......................       0.800%(F)             0.080%                     0.880%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.095%                     0.870%
Global Bond.........................       0.800%                0.180%                     0.980%
Total Return........................       0.775%                0.060%(A)                  0.835%(E)
Investment Quality Bond.............       0.650%                0.120%                     0.770%

Diversified Bond....................       0.750%                0.090%                     0.840%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.050%                     0.550%
Small Cap Index.....................       0.525%                0.075%(A)(G)               0.600%
International Index.................       0.550%                0.050%(A)(G)               0.600%
Mid Cap Index.......................       0.525%                0.075%(A)(G)               0.600%
Total Stock Market Index............       0.525%                0.075%(A)(G)               0.600%
500 Index...........................       0.525%                0.039%(A)(G)               0.564%
Lifestyle Aggressive 1000(D)........       0.075%                1.060%(B)                  1.135%(C)
Lifestyle Growth 820(D).............       0.057%                1.008%(B)                  1.065%(C)
Lifestyle Balanced 640(D)...........       0.057%                0.928%(B)                  0.985%(C)
Lifestyle Moderate 460(D)...........       0.066%                0.869%(B)                  0.935%(C)
Lifestyle Conservative 280(D).......       0.075%                0.780%(B)                  0.855%(C)

(A)  Based on estimates to be made during the current fiscal year.
(B)  Reflects expenses of the Underlying Portfolios.
(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

     If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes
     (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

     This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:

                                          MANAGEMENT            OTHER             TOTAL TRUST
   TRUST PORTFOLIO                           FEES              EXPENSES         ANNUAL EXPENSES
   -----------------------------------------------------------------------------------------------
   Lifestyle Aggressive 1000........        0.075%               1.090%              1.165%
   Lifestyle Growth 820.............        0.057%               1.030%              1.087%
   Lifestyle Balanced 640...........        0.057%               0.940%              0.997%


                                         [MANAGEMENT             OTHER             TOTAL TRUST
   TRUST PORTFOLIO                           FEES               EXPENSES         ANNUAL EXPENSES]
   -----------------------------------------------------------------------------------------------
   Lifestyle Moderate 460...........        0.066%               0.900%                0.966%
   Lifestyle Conservative 280.......        0.075%               0.810%                0.885%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.
(E) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999. F Management Fees changed effective May 1, 1999. Fees shown are the current management fees.
(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.022% higher for the International Index Trust, 0.014% higher for the Small Cap Index Trust, 0.060% higher for the Mid Cap Index Trust and 0.005% higher for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2000 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.
(H)  Formerly, the Mid Cap Growth Trust.
(I) The Equity Index Trust is available only for Policies issued for applications dated prior to May 1, 2000. Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation may be terminated at any time by MSS. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has nineteen subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life of America.

         SUBADVISER                                           PORTFOLIO
         A I M Capital Management, Inc.                       Aggressive Growth Trust
                                                              All Cap Growth Trust C

         AXA Rosenberg Investment Management LLC              Small Company Value Trust

         Capital Guardian Trust Company                       Small Company Blend Trust
                                                              U.S. Large Cap Value  Trust
                                                              Income & Value Trust
                                                              Diversified Bond Trust

         Fidelity Management Trust Company                    Mid Cap Blend Trust
                                                              Large Cap Growth Trust
                                                              Overseas Trust

         Founders Asset Management LLC                        International Small Cap Trust
                                                              Balanced Trust

         Franklin Advisers, Inc.                              Emerging Small Company Trust

         Janus Capital Corporation                            Dynamic Growth Trust

         Manufacturers Adviser Corporation                    Pacific Rim Emerging Markets Trust
                                                              Quantitative Equity Trust
                                                              Equity Index Trust B
                                                              Real Estate Securities Trust
                                                              Money Market Trust
                                                              Index Trusts
                                                              Lifestyle TrustsA

         [SUBADVISER                                          PORTFOLIO]
         Miller Anderson & Sherrerd, LLP                      Value Trust
                                                              High Yield Trust

         Mitchell Hutchins Asset Management Inc.              Tactical Allocation Trust

         Morgan Stanley Asset Management Inc.                 Global Equity Trust

         Munder Capital Management                            Internet Technologies Trust

         Pacific Investment Management Company                Global Bond Trust
                                                              Total Return Trust

         Rowe Price-Fleming International, Inc.               International Stock Trust

         Salomon Brothers Asset Management Inc                U.S. Government Securities Trust
                                                              Strategic Bond Trust

         State Street Global Advisors                         Growth Trust
                                                              Lifestyle Trusts(A)

         T. Rowe Price Associates, Inc.                       Science & Technology Trust
                                                              Blue Chip Growth Trust
                                                              Equity-Income Trust

         Templeton Investment Counsel, Inc.                   International Value Trust

         Wellington Management Company, LLP                   Growth & Income Trust
                                                              Investment Quality Bond Trust
                                                              Mid Cap Stock Trust

(A) State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.
(B) The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000.
(C)  Formerly, the Mid Cap Growth Trust

Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

GENERAL INFORMATION ABOUT MANUFACTURERS

MANUFACTURERS LIFE OF AMERICA

The Manufacturers Life Insurance Company of America ("Manufacturers Life of America") is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Its ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of it's affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:


         Standard and Poor's Insurance Ratings Service:             AA+ (for financial strength)
         A.M. Best Company:                                         A++ (for financial strength)
         Duff & Phelps Credit Rating Co.:                           AAA (for claims paying ability)
         Moody's Investors Service, Inc.:                           Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. By investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science & technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST (formerly, Mid Cap Growth Trust) seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000 Index and are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1,
2000).

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S.
entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at it's service office, and

(ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund in full the payment made.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS

If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.
- A change in the death benefit option.
- Partial Withdrawals.
- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

    ATTAINED AGE                                       APPLICABLE PERCENTAGE
    ---------------------------------------------------------------------------
    40 and under.....................................         250%
    45...............................................         215%
    50...............................................         185%
    55...............................................         150%
    60...............................................         130%
    65...............................................         120%
    70...............................................         115%
    75...............................................         105%
    90...............................................         105%
    95 and above.....................................         100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM

Manufacturers Life of America deducts an amount from each premium payment, equal to 7.50% of the premium.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

- the Policy is surrendered for its Net Cash Surrender Value,
- a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount), or
- the Policy lapses.

SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

Surrender Face Amount
If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:

                   ISSUE AGE                                  FACTOR
                   ------------------------------------------------------
                   38 or younger..........................     3.75
                   39.....................................     4.25
                   40.....................................     4.75
                   41.....................................     5.25
                   42.....................................     5.75
                   43.....................................     6.25
                   44.....................................     6.75
                   45.....................................     7.25
                   46.....................................     7.75
                   47.....................................     8.25
                   48 or older............................     8.50

The Surrender Charge Premium is the lesser of:

(a) the premiums paid during the first policy year;
(b) the premium amount used to measure the maximum Surrender Charge under the Policy;
(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of 4%; and
(d) $60 per $1000 of Face Amount.

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                                                  SURRENDER CHARGE GRADING PERCENTAGE
                                                        ----------------------------------------------------
          ISSUE AGES OF YOUNGER INSURED                 0-75       76        77        78       79        80+
          ---------------------------------------------------------------------------------------------------------------
          Policy Year 1............................      93%       92%       92%       91%      90%       90%
          Policy Year 2............................      86%       85%       84%       83%      81%       80%
          Policy Year 3............................      80%       78%       76%       75%      72%       70%
          Policy Year 4............................      73%       71%       69%       66%      63%       60%
          Policy Year 5............................      66%       64%       61%       58%      54%       50%
          Policy Year 6............................      60%       57%       53%       50%      45%       40%
          Policy Year 7............................      53%       50%       46%       41%      36%       30%
          Policy Year 8............................      46%       42%       38%       33%      27%       20%
          Policy Year 9............................      40%       35%       30%       25%      18%       10%
          Policy Year 10...........................      33%       28%       23%       16%       9%        0%
          Policy Year 11...........................      26%       21%       15%        8%       0%
          Policy Year 12...........................      20%       14%        7%        0%
          Policy Year 13...........................      13%        7%        0%
          Policy Year 14...........................       6%        0%
          Policy Year 15...........................       0%

Formulas Described in Words

    Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years.

    Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)
- Policy issued 7 years ago
- $904 in premiums have been paid on the Policy in equal annual installments over the 7 year period
- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

- Net Level Premium for the Policy is $2,541
- Face Amount of the Policy is $250,000
- Policy is surrendered during the last month of the seventh policy year

    Surrender Charge

The Surrender Charge to be assessed would be $1,025, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) x (904)

    The Surrender Charge Rate is equal to 1933.30.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,025 = (1933.30) x (53%)

    The Surrender Charge is equal to $1,025.

The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)
- Policy issued 7 years ago
- $2,188 in premiums have been paid on the Policy in equal annual installments over the 7 year period
- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188
- Net Level Premium for the Policy is $2,541
- Face Amount of the Policy is $250,000
- Policy is surrendered during the last month of the seventh policy year

    Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $1,586, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    2,992.60 = (4.75) x ($250,000 / 1000) + (82.5%) x (2,188)

    The Surrender Charge Rate is equal to 2,992.60.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,586 = (2992.60) x (53%)

    The maximum Surrender Charge payable on the Policy is equal to $1,586.

Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

Manufacturers Life of America may reduce the surrender charge as described above on policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement; 80% of the Surrender Charge will be waived during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent Policy Year.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)   a monthly administration charge;
(ii)  a monthly charge for the cost of insurance;
(iii) a monthly mortality and expense risk charge;
(iv)  a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $30 plus $0.08 per $1,000 of current face amount per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current face amount per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                             CURRENT AND
                                             GUARANTEED
                                           MONTHLY MORTALITY  EQUIVALENT ANNUAL
                                             AND EXPENSE       MORTALITY AND
           POLICY YEAR                       RISKS CHARGE       RISKS CHARGE
          ---------------------------------------------------------------------
          1-20........................          0.063%             0.75%
          21+.........................          0.033%             0.40%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a) within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan, discounted by 4%, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed

Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manufacturers Life of America will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is described under "Definitions".

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a) All Lives Insured's risk classifications are standard or preferred, and

(b) All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

(a) the portion of the net premiums allocated to it; plus

(b) any amounts transferred to it; plus

(c) interest credited to it; less

(d) any charges deducted from it; less

(e) any partial withdrawals from it; less

(f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

- Vary the premiums paid under the Policy.
- Change the death benefit option.
- Change the premium allocation for future premiums.
- Transfer amounts between sub-accounts.
- Take loans and/or partial withdrawals.
- Surrender the contract.
- Transfer ownership to a new owner.
- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
- Change or revoke a contingent owner.
- Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manufacturers Life of America will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. The Cash Value Accumulation Test requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus
- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.
- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.
- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
     -    is made on or after the policyowner attains age 59 -1/2;
     -    is attributable to the policyowner becoming disabled; or
     - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.
     These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any Policy Year, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the Policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a) the value each year of the life insurance protection provided;

(b) an amount equal to any employer-paid premiums; or

(c) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION


PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-    the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-    the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-    any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Joe Scott, Robert Cook, Bruce Gordon, Gary Buchanan and Douglas Myers. The officers of ManEquity, Inc. are:
(i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance,
(iii) Thomas Reives - Treasurer, and (iv) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

                               POSITION WITH
                               MANUFACTURERS LIFE
NAME                           OF AMERICA                       PRINCIPAL OCCUPATION
Sandra M. Cotter (37)*         Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                               (since December 1992)

James D. Gallagher (45)**      Director (since May 1996),       President, The Manufacturers Life Insurance Company of New York,
                               Secretary and General Counsel    August 1999 to Present, Vice President, Secretary and General
                                                                Counsel, The Manufacturers Life Insurance Company (USA),
                                                                January 1997 to present; Secretary and General Counsel,
                                                                Manufacturers Adviser Corporation, January 1997 to present;
                                                                Vice President, Legal Services - U.S. Operations, The
                                                                Manufacturers Life Insurance Company, January 1996 to
                                                                present; Vice President, Secretary and General Counsel, The
                                                                Manufacturers Life Insurance Company of North America, 1994
                                                                to present.

Donald A. Guloien (42)***      Director (since August 1990)     Executive Vice President, Business Development, The Manufacturers
                               and President                    Life Insurance Company, January 1999 to present, Senior Vice
                                                                President, Business Development, The Manufacturers Life Insurance
                                                                Company, 1994 to December 1998.

James O'Malley (54)***         Director (since November 1998)   Senior Vice President, U.S. Pensions, The Manufacturers Life
                                                                Insurance Company, January 1999 to present; Vice President,
                                                                Systems New Business Pensions, The Manufacturers Life Insurance
                                                                Company,  1984 to December 1998.

Joseph J. Pietroski (61)***    Director (since July 1992)       Senior Vice President and Corporate Secretary, The Manufacturers
                                                                Life Insurance Company, 1999 to present.  Senior Vice President,
                                                                General Counsel and Corporate Secretary, The Manufacturers Life
                                                                Insurance Company, 1988 to 1999.

John D. Richardson (62) ***    Director (since January 1995)    Senior Executive Vice President, The Manufacturers Life Insurance
                               and Chairman                     Company; January 1999 to present; Executive Vice President, U.S.
                                                                Operations, The Manufacturers Life Insurance

                                    POSITION WITH
                                 MANUFACTURERS LIFE
       NAME                          OF AMERICA                               PRINCIPAL OCCUPATION

                                                                Company, November 1997 to December 1998; Senior Vice
                                                                President and General Manager, U.S. Operations, The
                                                                Manufacturers Life Insurance Company, January 1995 to
                                                                October 1997.

Victor Apps (52)***            Vice President, Asia             Executive Vice President, Asia Operations, The Manufacturers Life
                                                                Insurance Company, November 1997 to present; Senior Vice
                                                                President and General Manager, Greater China Division, The
                                                                Manufacturers Life Insurance Company, 1995 to 1997; Vice
                                                                President and General Manager, Greater China Division, The
                                                                Manufacturers Life Insurance Company, 1993 to 1995

Felix Chee (53)***             Vice President, Investments      Executive Vice President & Chief Investment Officer, The
                                                                Manufacturers Life Insurance Company; November 1997 to present;
                                                                Chief Investment Officer, The Manufacturers Life Insurance
                                                                Company, June 1997 to present, Senior Vice President and
                                                                Treasurer, The Manufacturers Life Insurance Company, August 1994
                                                                to May 1997.

Robert A. Cook (45)**          Vice President, Marketing        Senior Vice President, U.S. Individual Insurance, The
                                                                Manufacturers Life Insurance Company, January 1999 to present;
                                                                Vice President, Product Management, The Manufacturers Life
                                                                Insurance Company, January 1996 to December 1998; Sales and
                                                                Marketing Director, The Manufacturers Life Insurance Company,
                                                                1994 to 1995.

Douglas H. Myers (45)***       Vice President, Finance and      President, ManEquity, Inc., April 1994 to present; Assistant Vice
                               Compliance, Controller           President and Controller, U.S. Operations, The Manufacturers Life
                                                                Insurance Company, 1988 to present.

John G. Vrysen (44)**          Vice President, Appointed        Chief Financial Officer and Treasurer, Manulife-Wood Logan
                               Actuary                          Holding Co., Inc., January 1996 to present; Vice President and
                                                                Chief Financial Officer, U.S. Operations, The Manufacturers
                                                                Life Insurance Company, January 1996 to present; Vice
                                                                President and Chief Actuary, The Manufacturers Life
                                                                Insurance Company of New York, March 1992 to present; Vice
                                                                President and Chief Actuary, The Manufacturers Life
                                                                Insurance Company of North America, January 1986 to present.

Denis Turner (44)***           Vice President and Treasurer     Vice President and Treasurer, The Manufacturers Life Insurance
                                                                Company of America, May 1999 to present; Vice President &Chief
                                                                Accountant, U.S. Division, The Manufacturers Life Insurance
                                                                Company, May 1999 to present; Assistant Vice President, Financial
                                                                Operations, Reinsurance Division, The Manufacturers Life
                                                                Insurance Company, February 1998 to April 1999; Assistant Vice
                                                                President & Controller, Reinsurance Division, The Manufacturers
                                                                Life Insurance Company, November 1995, to January 1998, Assistant
                                                                Vice President, Corporate Controllers, The Manufacturers Life
                                                                Insurance Company, January 1989 to October 1995.

  *Principal business address is Dykema Gossett, 800 Michigan National Tower,
   Lansing, Michigan 48933.

 **Principal business address is Manulife Financial, 73 Tremont Street, Boston,
   MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto,
   Ontario Canada M4W 1E5.

YEAR 2000 ISSUES


The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.945% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.941%, 5.003% and 10.947%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 0.950% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.946%, 4.998% and 10.941%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts is expected to remain in effect during the fiscal year ended December 31, 2000. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:




- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                                                              Gross Investment Return               Gross Investment Return
                                                              -----------------------               -----------------------
                             GROSS INVESTMENT
                                 RETURN

  End Of   Accumulated      Policy        Cash      Death       Policy         Cash       Death       Policy         Cash      Death
  Policy      Premiums       Value   Surrender    Benefit        Value    Surrender     Benefit        Value    Surrender    Benefit
Year (1)           (2)               Value (3)                            Value (3)                             Value (3)
      1                      5,972           0    500,000        6,354            0     500,000        6,736            0    500,000
                 7,875
      2         16,144      12,341       3,719    500,000       13,490        4,867     500,000       14,684        6,061    500,000
      3         24,826      18,564      10,543    500,000       20,885       12,865     500,000       23,393       15,373    500,000
      4         33,942      24,656      17,337    500,000       28,567       21,248     500,000       32,958       25,639    500,000
      5         43,514      30,610      23,993    500,000       36,537       29,920     500,000       43,454       36,837    500,000
      6         53,565      36,430      30,414    500,000       44,809       38,793     500,000       54,978       48,962    500,000
      7         64,118      42,116      36,802    500,000       53,394       48,080     500,000       67,634       62,320    500,000
      8         75,199      47,673      43,061    500,000       62,309       57,697     500,000       81,541       76,929    500,000
      9         86,834      53,116      49,106    500,000       71,583       67,572     500,000       96,840       92,829    500,000
     10         99,051      58,457      55,148    500,000       81,239       77,930     500,000      113,683      110,375    500,000
     15        169,931      82,843      82,843    500,000      135,035      135,035     500,000      226,433      226,433    500,000
     20        260,394     102,294     102,294    500,000      198,686      198,686     500,000      408,191      408,191    500,000
     25        375,851     115,564     115,564    500,000      277,677      277,677     500,000      715,686      715,686    765,784
     30        523,206     113,577     113,577    500,000      372,227      372,227     500,000    1,220,495    1,220,495  1,281,520
     35        711,272      78,715      78,715    500,000      493,085      493,085     517,739    2,041,137    2,041,137  2,143,194
     40        951,298       0 (4)       0 (4)      0 (4)      645,945      645,945     678,242    3,360,628    3,360,628  3,528,659
     45      1,257,639                                         835,248      835,248     843,600    5,508,678    5,508,678  5,563,765
     50      1,648,615                                       1,083,345    1,083,345   1,083,345    9,124,007    9,124,007  9,124,007

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical               6% Hypothetical                 12% Hypothetical
                                                        Gross Investment Return          Gross Investment Return
                                                        -----------------------          -----------------------
                        GROSS INVESTMENT RETURN

  End Of   Accumulated     Policy      Cash      Death     Policy       Cash      Death      Policy          Cash       Death
  Policy      Premiums     Value   Surrender    Benefit    Value    Surrender    Benefit     Value      Surrender      Benefit
Year (1)           (2)             Value (3)                        Value (3)                           Value (3)
    1                      5,972         0      500,000     6,354          0     500,000      6,736             0       500,000
               7,875
    2                     12,341     3,719      500,000    13,490      4,867     500,000      14,684         6,061      500,000
              16,144
    3                     18,559    10,538      500,000    20,881     12,860     500,000      23,389        15,368      500,000
              24,826
    4                     24,617    17,298      500,000    28,527     21,208     500,000      32,917        25,598      500,000
              33,942
    5                     30,508    23,891      500,000    36,430     29,813     500,000      43,342        36,725      500,000
              43,514
    6                     36,221    30,206      500,000    44,587     38,571     500,000      54,743        48,727      500,000
              53,565
    7                     41,745    36,431      500,000    52,996     47,682     500,000      67,207        61,894      500,000
              64,118
    8                     47,067    42,455      500,000    61,652     57,040     500,000      80,830        76,218      500,000
              75,199
    9                     52,171    48,161      500,000    70,550     66,540     500,000      95,718        91,708      500,000
              86,834
   10                     57,040    53,731      500,000    79,683     76,374     500,000      111,986       108,678     500,000
              99,051
   15        169,931      76,823    76,823      500,000   128,243    128,243     500,000      218,998       218,998     500,000
   20        260,394      84,136    84,136      500,000   178,487    178,487     500,000      388,366       388,366     500,000
   25        375,851      68,184    68,184      500,000   227,938    227,938     500,000      677,631       677,631     725,065
   30        523,206        0 (4)     0 (4)        0 (4)  261,145    261,145     500,000    1,149,204     1,149,204   1,206,664
   35        711,272                                      251,142    251,142     500,000    1,897,800     1,897,800   1,992,690
   40        951,298                                       94,337     94,337     500,000    3,055,624     3,055,624   3,208,405
   45      1,257,639                                         0 (4)      0 (4)       0 (4)   4,909,575     4,909,575   4,958,671
   50      1,648,615                                                                        8,136,644     8,136,644   8,136,644

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical               6% Hypothetical                 12% Hypothetical
                                                        Gross Investment Return          Gross Investment Return
                                                        -----------------------          -----------------------
                       GROSS INVESTMENT RETURN

  End Of   Accumulated     Policy      Cash      Death     Policy       Cash      Death      Policy          Cash       Death
  Policy      Premiums     Value   Surrender    Benefit    Value    Surrender    Benefit     Value      Surrender      Benefit
Year (1)           (2)             Value (3)                        Value (3)                           Value (3)

   1                        6,608         0     506,608     7,028         0      507,028       7,449           0        507,449
              8,610
   2                       13,602     4,980     513,602    14,866     6,244      514,866      16,180       7,558        516,180
              17,651
   3                       20,436    12,415     520,436    22,990    14,969      522,990      25,749      17,728        525,749
              27,143
   4                       27,127    19,808     527,127    31,428    24,109      531,428      36,256      28,937        536,256
              37,110
   5                       33,666    27,049     533,666    40,182    33,564      540,182      47,785      41,168        547,785
              47,576
   6                       40,056    34,040     540,056    49,263    43,247      549,263      60,437      54,421        560,437
              58,564
   7                       46,296    40,983     546,296    58,684    53,370      558,684      74,324      69,010        574,324
              70,103
   8                       52,392    47,780     552,392    68,461    63,849      568,461      89,573      84,961        589,573
              82,218
   9                       58,359    54,349     558,359    78,624    74,613      578,624     106,337     102,327        606,337
              94,939
  10           108,296     64,209    60,900     564,209    89,197    85,889      589,197     124,779     121,470        624,779
  15           185,791     90,774    90,774     590,774   147,760   147,760      647,760     247,502     247,502        747,502
  20           284,698    111,354   111,354     611,354   215,388   215,388      715,388     441,192     441,192        941,192
  25           410,930    123,594   123,594     623,594   293,638   293,638      793,638     756,695     756,695      1,256,695
  30           572,038    115,892   115,892     615,892   369,701   369,701      869,701   1,251,725   1,251,725      1,751,725
  35           777,658     68,962    68,962     568,962   419,451   419,451      919,451   2,015,651   2,015,651      2,515,651
  40         1,040,086      0 (4)     0 (4)       0 (4)   406,671   406,671      906,671   3,188,259   3,188,259      3,688,259
  45         1,375,018                                    282,258   282,258      782,258   4,996,031   4,996,031      5,496,031
  50         1,802,486                                      0 (4)     0 (4)        0 (4)   7,767,828   7,767,828      8,267,828

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical               6% Hypothetical                 12% Hypothetical
                                                        Gross Investment Return          Gross Investment Return
                       GROSS INVESTMENT RETURN


  End Of   Accumulated    Policy       Cash      Death     Policy       Cash      Death         Policy         Cash     Death
  Policy      Premiums    Value    Surrender    Benefit    Value    Surrender    Benefit        Value     Surrender    Benefit
Year (1)           (2)             Value (3)                        Value (3)                             Value (3)

    1                      6,608         0     506,608     7,028          0      507,028         7,449           0     507,449
              8,610
    2                     13,602     4,980     513,602    14,866      6,244      514,866        16,180       7,558     516,180
              17,651
    3                     20,431    12,410     520,431    22,985     14,964      522,985        25,744      17,723     525,744
              27,143
    4                     27,087    19,767     527,087    31,386     24,067      531,386        36,213      28,894     536,213
              37,110
    5                     33,558    26,941     533,558    40,067     33,450      540,067        47,664      41,046     547,664
              47,576
    6                     39,832    33,817     539,832    49,023     43,007      549,023        60,179      54,163     560,179
              58,564
    7                     45,896    40,582     545,896    58,247     52,933      558,247        73,848      68,534     573,848
              70,103
    8                     51,731    47,119     551,731    67,730     63,118      567,730        88,765      84,153     588,765
              82,218
    9                     57,319    53,309     557,319    77,459     73,449      577,459       105,032     101,022     605,032
              94,939
   10          108,296    62,636    59,327     562,636    87,415     84,106      587,415       122,756     119,447     622,756
   15          185,791    83,828    83,828     583,828   139,339    139,339      639,339       237,175     237,175     737,175
   20          284,698    89,919    89,919     589,919   187,919    187,919      687,919       405,028     405,028     905,028
   25          410,930    68,480    68,480     568,480   219,273    219,273      719,273       651,532     651,532   1,151,532
   30          572,038     0 (4)     0 (4)        0 (4)  191,257    191,257      691,257       980,882     980,882   1,480,882
   35          777,658                                    39,765     39,765      539,765     1,390,103   1,390,103   1,890,103
   40        1,040,086                                      0 (4)      0 (4)        0 (4)    1,858,324   1,858,324   2,358,324
   45        1,375,018                                                                       2,329,265   2,329,265   2,829,265
   50        1,802,486                                                                       2,158,992   2,158,992   2,658,992

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    AUDITED CONSOLIDATED
                                    FINANCIAL STATEMENTS

                                    THE MANUFACTURERS LIFE INSURANCE
                                    COMPANY OF AMERICA

                                    Years ended December 31, 1999, 1998 and 1997

               The Manufacturers Life Insurance Company of America

                              Audited Consolidated
                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors ..........................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets .............................................      2
Consolidated Statements of Income .......................................      3
Consolidated Statements of Changes in Shareholder's Equity ..............      4
Consolidated Statements of Cash Flows ...................................      5
Notes to Consolidated Financial Statements ..............................      6

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 3, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                   1999              1998
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed-maturity (amortized cost: 1999 $73,780; 1998 $45,248)        $    73,081       $    49,254
   Equity (cost: 1999 $0; 1998 $19,219)                                        --            20,524
Short-term investments                                                      6,942               459
Policy loans                                                               26,174            19,320
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     $   106,197       $    89,557
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                             $    17,383       $    23,789
Deferred acquisition costs (note 5)                                       201,642           163,506
Due from affiliates                                                         2,851                --
Income taxes recoverable                                                       --             2,665
Deferred income taxes (note 6)                                              1,596                --
Other assets                                                               11,318             9,062
Separate account assets                                                 1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 1,740,514       $ 1,363,810
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                         1999              1998
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                 $    75,688       $    60,830
Due to affiliates                                                              --             5,133
Deferred income taxes (note 6)                                                 --               763
Income taxes payable                                                       11,122                --
Other liabilities                                                          29,006            18,656
Separate account liabilities                                            1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     $ 1,515,343       $ 1,160,613
===================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 7)                                                $     4,502       $     4,502
Preferred shares (note 7)                                                  10,500            10,500
Contributed surplus                                                       195,596           193,096
Retained earnings (deficit)                                                19,256            (2,664)
Accumulated other comprehensive loss (note 4)                              (4,683)           (2,237)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                             $   225,171       $   203,197
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                $ 1,740,514       $ 1,363,810
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                               1999           1998          1997
--------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                           $ 10,185       $  9,290       $  8,607
     Consideration paid on reinsurance terminated (note 9)                    --        (40,975)            --
     Fee income                                                           77,899         55,322         38,682
     Net investment income (note 3)                                        6,784          6,128          8,275
     Realized investment gains (losses)                                    1,051           (206)           118
     Other                                                                   152            307            544
--------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                           $ 96,071       $ 29,866       $ 56,226
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                   $ 14,820       $ 16,541       $  6,733
     Reduction of reserves on reinsurance terminated (note 9)                 --        (40,975)            --
     Operating costs and expenses                                         41,617         41,676         41,742
     Commissions                                                           2,189          2,561          2,838
     Amortization of deferred acquisition costs (note 5)                   2,718          9,266          4,860
     Interest expense                                                         50          1,722          2,750
     Policyholder dividends                                                  171            221          1,416
--------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                               61,565         31,012         60,339
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                         34,506         (1,146)        (4,113)
--------------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT (NOTE 6)                                    (12,586)           392            477
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                       $ 21,920       $   (754)      $ (3,636)
==============================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                       ACCUMULATED
                                          COMMON AND                    RETAINED          OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31           PREFERRED     CONTRIBUTED     EARNINGS      COMPREHENSIVE    CAPITAL AND
($ thousands)                               SHARES        SURPLUS       (DEFICIT)     INCOME (LOSS)      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                $  15,002      $  98,569      $   1,726       $   1,333       $ 116,630
Comprehensive loss (note 4)                    --             --           (3,636)         (6,225)         (9,861)
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                $  15,002      $  98,569      $  (1,910)      $  (4,892)      $ 106,769
Capital contribution (note 7)                  --           94,527           --              --            94,527
Comprehensive income (loss) (note 4)           --             --             (754)          2,655           1,901
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                $  15,002      $ 193,096      $  (2,664)      $  (2,237)      $ 203,197
Capital contribution (note 7)                  --            2,500           --              --             2,500
Comprehensive income (loss) (note 4)           --             --           21,920          (2,446)         19,474
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                $  15,002      $ 195,596      $  16,655       $  (4,683)      $ 225,171
=================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                                 $  21,920       $    (754)      $  (3,636)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
     Additions (deductions)  to policy liabilities and accruals                       6,563         (36,217)         (2,147)
     Deferred acquisition costs                                                     (39,540)        (43,065)        (33,544)
     Amortization of deferred acquisition costs                                       2,718           9,266           4,860
     Realized (gains) losses on investments                                          (1,051)            206            (118)
     (Increases) decreases  to deferred  income taxes                                (1,592)         (1,796)          2,730
     Income taxes                                                                    13,787           3,014           4,870
     Other                                                                            2,866              53           2,788
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                               $   6,671       $ (69,293)      $ (24,197)
---------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                 $   1,193       $  27,852       $  73,772
Fixed-maturity securities purchased                                                 (29,498)         (6,429)        (89,763)
Equity securities sold                                                               20,284           8,555          10,586
Equity securities purchased                                                             (14)         (8,082)        (11,289)
Net change in short-term investments                                                 (6,483)          1,671           4,558
Net policy loans advanced                                                            (6,854)         (4,647)         (4,851)
Guaranteed annuity contracts                                                           --              --           171,691
---------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                               $ (21,372)      $  18,920       $ 154,704
---------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable universal life and annuity policies
     credited to policyholder account balances                                    $  11,526       $   7,981       $   7,582
Withdrawals of policyholder account balances on
     variable universal life and annuity policies                                    (3,231)         (5,410)         (3,252)
Bonds payable repaid                                                                   --              --          (158,760)
Issuance of promissory note                                                            --              --            33,000
Capital contribution                                                                   --            51,709            --
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                               $   8,295       $  54,280       $(121,430)
---------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                  (6,406)          3,907           9,077
Balance, beginning of year                                                           23,789          19,882          10,805
---------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                              $  17,383       $  23,789       $  19,882
===========================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco, and all of the assets and liabilities of MLMSC were transferred to Holdco at their respective book values. MLMSC had historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable outstanding as at December 31, 1996. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted ("GAAP") in the United States and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

      b) RECENT ACCOUNTING STANDARDS

       i)In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

      ii)In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     iii)In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                       GROSS               GROSS
                                              AMORTIZED COST        UNREALIZED           UNREALIZED            FAIR VALUE
         AS AT DECEMBER 31,                                            GAINS               LOSSES
         ($ thousands)                        1999      1998       1999      1998      1999       1998       1999      1998
         -------------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government                     $50,714   $27,349   $  --     $ 2,578   $  (936)   $  --      $49,778   $29,927
         Foreign governments                  13,218     9,353       385       709      --         --       13,603    10,062
         Corporate                             9,848     8,546        39       719      (187)      --        9,700     9,265
         -------------------------------------------------------------------------------------------------------------------

         Total fixed-maturity securities     $73,780   $45,248   $   424   $ 4,006   $(1,123)   $  --      $73,081   $49,254
         ===================================================================================================================

         Equity securities                   $  --     $19,219   $  --     $ 3,217   $  --      $(1,912)   $  --     $20,524
         ===================================================================================================================

         There were no sales of fixed-maturity securities during 1999. Proceeds from sales of fixed-maturity securities were $26,105 and $70,914 for 1998 and 1997, respectively. Gross realized gains and gross realized losses on those sales were $362 and $107 for 1998 and, $955 and $837 for 1997, respectively.

         Proceeds from sales of equity securities during 1999 were $20,284 (1998 $8,555; 1997 $10,586). Gross gains of $1,051 and gross losses of $0 were realized on those sales (1998 $16 and $477; 1997 $0 and $0, respectively).

         The contractual maturities of fixed maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                            AMORTIZED COST     FAIR VALUE
         -----------------------------------------------------------------------
         Fixed maturity securities
              One year or less                        $ 1,743         $ 1,772
              Greater than 1; up to 5 years            27,321          27,185
              Greater than 5; up to 10 years           29,468          28,549
              Due after 10 years                       15,248          15,575
         -----------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES              $73,780         $73,081
         -----------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             1999         1998      1997
         ---------------------------------------------------------------------
         Fixed maturity securities              $ 3,686      $ 4,078   $ 4,545
         Equity securities                            -          227       331
         Guaranteed annuity contracts                 -            -     2,796
         Other investments                        3,371        2,082       772
         ---------------------------------------------------------------------
         Gross investment income                  7,057        6,387     8,444
         ---------------------------------------------------------------------
         Investment expenses                        273          259       169
         ---------------------------------------------------------------------
         NET INVESTMENT INCOME                  $ 6,784      $ 6,128   $ 8,275
         =====================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                              1999        1998        1997
         -------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                       $19,319     $  (754)    $(3,636)
         -------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
         Unrealized holding gains (losses) arising during the period              (3,965)      2,435      (1,030)
         Reclassification adjustment for realized gains and losses included in
             net income (loss)                                                       683         134          77
         Foreign currency translation                                                836          86      (5,272)
         -------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                        (2,446)      2,655      (6,225)
         -------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                             $19,474     $ 1,901     $(9,861)
         -------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of $1,767, ($1,430), and $513 for 1999, 1998, and 1997,
         respectively.

         Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                         1999        1998
         ----------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                             $ 2,949     $   380
              Current period change                          (3,282)      2,569
         ----------------------------------------------------------------------
              Ending balance                                $  (333)    $ 2,949
         ----------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                             $(5,186)    $(5,272)
              Current period change                             836          86
         ----------------------------------------------------------------------
              Ending balance                                $(4,350)    $(5,186)
         ----------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS               $(4,683)    $(2,237)
         ----------------------------------------------------------------------

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                          1999        1998        1997
         -----------------------------------------------------------------------------------
         Balance at January 1,                              $163,506    $130,355    $102,610
         Capitalization                                       39,540      43,065      33,544
         Accretion of interest                                14,407      11,417       9,357
         Amortization                                        (17,125)    (20,683)    (14,217)
         Effect of net unrealized gains (losses)
              on securities available for sale                 1,039        (784)      1,268
         Foreign currency                                        275         136      (2,207)
         -----------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                             $201,642    $163,506    $130,355
         ===================================================================================


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                           1999       1998        1997
         -----------------------------------------------------------------------------------
         Current (expense) benefit                           $(13,178)   $(1,404)    $ 3,207
         Deferred (expense) benefit                               592      1,796      (2,730)
         -----------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                             $(12,586)   $   392     $   477
         ===================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                    1999          1998
         -----------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                $ 47,884      $ 38,888
              Investments                                                  246           708
              Other deferred tax assets                                  2,768           333
         -----------------------------------------------------------------------------------
         Deferred tax assets                                          $ 50,898      $ 39,929
         -----------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                              $ 49,103      $ 38,778
              Investments                                                  136         1,859
              Policyholder dividends payable                                63            55
         -----------------------------------------------------------------------------------
         Deferred tax liabilities                                     $ 49,382      $ 40,692
         -----------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                        $  1,596      $   (763)
         ===================================================================================

         At December 31, 1999, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                    1999         1998
          ----------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                             $ 4,502      $ 4,502
                 105,000 Preferred shares                          10,500       10,500
          ----------------------------------------------------------------------------
          TOTAL                                                   $15,002      $15,002
          ----------------------------------------------------------------------------

         On January 29, 1999 and in exchange for one common share, ManUSA contributed $1,722 which represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         In 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 issued on December 31, 1995 to ManUSA.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $137,039 (1998 $121,799). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $5,770 (1998 $(23,491); 1997 $(2,550)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from accounting principles generally accepted in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1999 were as follows:

                                                           CARRYING       ESTIMATED
         ($ thousands)                                       VALUE        FAIR VALUE
         ---------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity securities                     $ 73,081       $  73,081
             Short-term investments                           6,942           6,942
             Policy loans                                    26,174          26,174
             Cash and cash equivalents                       17,383          17,383
         ---------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY SECURITIES: Fair values of fixed maturity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by MLI and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $28,214, $34,070 and $32,733 in 1999, 1998 and 1997 respectively. At December 31, 1999 and 1998, the Company had a net receivable from MLI and ManUSA for these services of $2,552 and $2,617, respectively. In addition, there were $10,489, $12,817 and $11,249 of agents bonuses allocated to the Company during 1999, 1998 and 1997, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage studies; such allocations would vary depending on the assumptions underlying those studies.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company cedes the risk in excess of $25 per life on its variable and single premium variable life products to MRC under the terms of an automatic reinsurance agreement. Under the same treaty the Company cedes a substantial portion of its risk on its flexible premium variable life and variable universal life policies via stop loss reinsurance.

         (b) The Company cedes the excess of a $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases via yearly-renewable-term (YRT) reinsurance. Effective February 28, 1999, the Company recaptured the excess of the $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases, effectively retaining the full $15 million.

         (c) The Company cedes the risk in excess of NTD$2,500 per life on its Taiwan individual and group life business to MRL under the terms of a YRT reinsurance agreement. The Company also cedes a small portion of the Taiwan accident and health business under the same treaty.

         (d) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                               1999       1998        1997
         -----------------------------------------------------------------------
         Life and annuity premiums assumed         $    -     $   48     $   509
         Life and annuity premiums ceded               84         76          69
         Policy reserves assumed                        -          -      40,975
         Policy reserves ceded                         84        145         130
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $0, $0 and $3,972 during 1999, 1998 and 1997 respectively.

         The Company and MLI have entered into an agreement whereby MLI provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders


10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999       1998       1997
         ---------------------------------------------------------------------
         Direct premiums                         $10,699     $9,723     $8,607
         Reinsurance ceded                           430        405        440
         ---------------------------------------------------------------------
         TOTAL PREMIUMS                          $10,269     $9,318     $8,167
         ---------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,707, $1,362 and $909 during 1999, 1998 and 1997 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                    AUDITED CONSOLIDATED
                                    FINANCIAL STATEMENTS

                                    THE MANUFACTURERS LIFE INSURANCE
                                    COMPANY OF AMERICA

                                    Years ended December 31, 1999, 1998 and 1997

               The Manufacturers Life Insurance Company of America

                              Audited Consolidated
                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors ..........................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets .............................................      2
Consolidated Statements of Income .......................................      3
Consolidated Statements of Changes in Shareholder's Equity ..............      4
Consolidated Statements of Cash Flows ...................................      5
Notes to Consolidated Financial Statements ..............................      6

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 3, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                   1999              1998
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed-maturity (amortized cost: 1999 $73,780; 1998 $45,248)        $    73,081       $    49,254
   Equity (cost: 1999 $0; 1998 $19,219)                                        --            20,524
Short-term investments                                                      6,942               459
Policy loans                                                               26,174            19,320
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     $   106,197       $    89,557
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                             $    17,383       $    23,789
Deferred acquisition costs (note 5)                                       201,642           163,506
Due from affiliates                                                         2,851                --
Income taxes recoverable                                                       --             2,665
Deferred income taxes (note 6)                                              1,596                --
Other assets                                                               11,318             9,062
Separate account assets                                                 1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 1,740,514       $ 1,363,810
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                         1999              1998
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                 $    75,688       $    60,830
Due to affiliates                                                              --             5,133
Deferred income taxes (note 6)                                                 --               763
Income taxes payable                                                       11,122                --
Other liabilities                                                          29,006            18,656
Separate account liabilities                                            1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     $ 1,515,343       $ 1,160,613
===================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 7)                                                $     4,502       $     4,502
Preferred shares (note 7)                                                  10,500            10,500
Contributed surplus                                                       195,596           193,096
Retained earnings (deficit)                                                19,256            (2,664)
Accumulated other comprehensive loss (note 4)                              (4,683)           (2,237)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                             $   225,171       $   203,197
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                $ 1,740,514       $ 1,363,810
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                               1999           1998          1997
--------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                           $ 10,185       $  9,290       $  8,607
     Consideration paid on reinsurance terminated (note 9)                    --        (40,975)            --
     Fee income                                                           77,899         55,322         38,682
     Net investment income (note 3)                                        6,784          6,128          8,275
     Realized investment gains (losses)                                    1,051           (206)           118
     Other                                                                   152            307            544
--------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                           $ 96,071       $ 29,866       $ 56,226
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                   $ 14,820       $ 16,541       $  6,733
     Reduction of reserves on reinsurance terminated (note 9)                 --        (40,975)            --
     Operating costs and expenses                                         41,617         41,676         41,742
     Commissions                                                           2,189          2,561          2,838
     Amortization of deferred acquisition costs (note 5)                   2,718          9,266          4,860
     Interest expense                                                         50          1,722          2,750
     Policyholder dividends                                                  171            221          1,416
--------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                               61,565         31,012         60,339
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                         34,506         (1,146)        (4,113)
--------------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT (NOTE 6)                                    (12,586)           392            477
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                       $ 21,920       $   (754)      $ (3,636)
==============================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                       ACCUMULATED
                                          COMMON AND                    RETAINED          OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31           PREFERRED     CONTRIBUTED     EARNINGS      COMPREHENSIVE    CAPITAL AND
($ thousands)                               SHARES        SURPLUS       (DEFICIT)     INCOME (LOSS)      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                $  15,002      $  98,569      $   1,726       $   1,333       $ 116,630
Comprehensive loss (note 4)                    --             --           (3,636)         (6,225)         (9,861)
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                $  15,002      $  98,569      $  (1,910)      $  (4,892)      $ 106,769
Capital contribution (note 7)                  --           94,527           --              --            94,527
Comprehensive income (loss) (note 4)           --             --             (754)          2,655           1,901
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                $  15,002      $ 193,096      $  (2,664)      $  (2,237)      $ 203,197
Capital contribution (note 7)                  --            2,500           --              --             2,500
Comprehensive income (loss) (note 4)           --             --           21,920          (2,446)         19,474
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                $  15,002      $ 195,596      $  16,655       $  (4,683)      $ 225,171
=================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                                 $  21,920       $    (754)      $  (3,636)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
     Additions (deductions)  to policy liabilities and accruals                       6,563         (36,217)         (2,147)
     Deferred acquisition costs                                                     (39,540)        (43,065)        (33,544)
     Amortization of deferred acquisition costs                                       2,718           9,266           4,860
     Realized (gains) losses on investments                                          (1,051)            206            (118)
     (Increases) decreases  to deferred  income taxes                                (1,592)         (1,796)          2,730
     Income taxes                                                                    13,787           3,014           4,870
     Other                                                                            2,866              53           2,788
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                               $   6,671       $ (69,293)      $ (24,197)
---------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                 $   1,193       $  27,852       $  73,772
Fixed-maturity securities purchased                                                 (29,498)         (6,429)        (89,763)
Equity securities sold                                                               20,284           8,555          10,586
Equity securities purchased                                                             (14)         (8,082)        (11,289)
Net change in short-term investments                                                 (6,483)          1,671           4,558
Net policy loans advanced                                                            (6,854)         (4,647)         (4,851)
Guaranteed annuity contracts                                                           --              --           171,691
---------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                               $ (21,372)      $  18,920       $ 154,704
---------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable universal life and annuity policies
     credited to policyholder account balances                                    $  11,526       $   7,981       $   7,582
Withdrawals of policyholder account balances on
     variable universal life and annuity policies                                    (3,231)         (5,410)         (3,252)
Bonds payable repaid                                                                   --              --          (158,760)
Issuance of promissory note                                                            --              --            33,000
Capital contribution                                                                   --            51,709            --
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                               $   8,295       $  54,280       $(121,430)
---------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                  (6,406)          3,907           9,077
Balance, beginning of year                                                           23,789          19,882          10,805
---------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                              $  17,383       $  23,789       $  19,882
===========================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco, and all of the assets and liabilities of MLMSC were transferred to Holdco at their respective book values. MLMSC had historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable outstanding as at December 31, 1996. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted ("GAAP") in the United States and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

      b) RECENT ACCOUNTING STANDARDS

       i)In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

      ii)In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     iii)In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                       GROSS               GROSS
                                              AMORTIZED COST        UNREALIZED           UNREALIZED            FAIR VALUE
         AS AT DECEMBER 31,                                            GAINS               LOSSES
         ($ thousands)                        1999      1998       1999      1998      1999       1998       1999      1998
         -------------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government                     $50,714   $27,349   $  --     $ 2,578   $  (936)   $  --      $49,778   $29,927
         Foreign governments                  13,218     9,353       385       709      --         --       13,603    10,062
         Corporate                             9,848     8,546        39       719      (187)      --        9,700     9,265
         -------------------------------------------------------------------------------------------------------------------

         Total fixed-maturity securities     $73,780   $45,248   $   424   $ 4,006   $(1,123)   $  --      $73,081   $49,254
         ===================================================================================================================

         Equity securities                   $  --     $19,219   $  --     $ 3,217   $  --      $(1,912)   $  --     $20,524
         ===================================================================================================================

         There were no sales of fixed-maturity securities during 1999. Proceeds from sales of fixed-maturity securities were $26,105 and $70,914 for 1998 and 1997, respectively. Gross realized gains and gross realized losses on those sales were $362 and $107 for 1998 and, $955 and $837 for 1997, respectively.

         Proceeds from sales of equity securities during 1999 were $20,284 (1998 $8,555; 1997 $10,586). Gross gains of $1,051 and gross losses of $0 were realized on those sales (1998 $16 and $477; 1997 $0 and $0, respectively).

         The contractual maturities of fixed maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                            AMORTIZED COST     FAIR VALUE
         -----------------------------------------------------------------------
         Fixed maturity securities
              One year or less                        $ 1,743         $ 1,772
              Greater than 1; up to 5 years            27,321          27,185
              Greater than 5; up to 10 years           29,468          28,549
              Due after 10 years                       15,248          15,575
         -----------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES              $73,780         $73,081
         -----------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             1999         1998      1997
         ---------------------------------------------------------------------
         Fixed maturity securities              $ 3,686      $ 4,078   $ 4,545
         Equity securities                            -          227       331
         Guaranteed annuity contracts                 -            -     2,796
         Other investments                        3,371        2,082       772
         ---------------------------------------------------------------------
         Gross investment income                  7,057        6,387     8,444
         ---------------------------------------------------------------------
         Investment expenses                        273          259       169
         ---------------------------------------------------------------------
         NET INVESTMENT INCOME                  $ 6,784      $ 6,128   $ 8,275
         =====================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                              1999        1998        1997
         -------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                       $19,319     $  (754)    $(3,636)
         -------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
         Unrealized holding gains (losses) arising during the period              (3,965)      2,435      (1,030)
         Reclassification adjustment for realized gains and losses included in
             net income (loss)                                                       683         134          77
         Foreign currency translation                                                836          86      (5,272)
         -------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                        (2,446)      2,655      (6,225)
         -------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                             $19,474     $ 1,901     $(9,861)
         -------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of $1,767, ($1,430), and $513 for 1999, 1998, and 1997,
         respectively.

         Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                         1999        1998
         ----------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                             $ 2,949     $   380
              Current period change                          (3,282)      2,569
         ----------------------------------------------------------------------
              Ending balance                                $  (333)    $ 2,949
         ----------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                             $(5,186)    $(5,272)
              Current period change                             836          86
         ----------------------------------------------------------------------
              Ending balance                                $(4,350)    $(5,186)
         ----------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS               $(4,683)    $(2,237)
         ----------------------------------------------------------------------

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                          1999        1998        1997
         -----------------------------------------------------------------------------------
         Balance at January 1,                              $163,506    $130,355    $102,610
         Capitalization                                       39,540      43,065      33,544
         Accretion of interest                                14,407      11,417       9,357
         Amortization                                        (17,125)    (20,683)    (14,217)
         Effect of net unrealized gains (losses)
              on securities available for sale                 1,039        (784)      1,268
         Foreign currency                                        275         136      (2,207)
         -----------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                             $201,642    $163,506    $130,355
         ===================================================================================


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                           1999       1998        1997
         -----------------------------------------------------------------------------------
         Current (expense) benefit                           $(13,178)   $(1,404)    $ 3,207
         Deferred (expense) benefit                               592      1,796      (2,730)
         -----------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                             $(12,586)   $   392     $   477
         ===================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                    1999          1998
         -----------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                $ 47,884      $ 38,888
              Investments                                                  246           708
              Other deferred tax assets                                  2,768           333
         -----------------------------------------------------------------------------------
         Deferred tax assets                                          $ 50,898      $ 39,929
         -----------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                              $ 49,103      $ 38,778
              Investments                                                  136         1,859
              Policyholder dividends payable                                63            55
         -----------------------------------------------------------------------------------
         Deferred tax liabilities                                     $ 49,382      $ 40,692
         -----------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                        $  1,596      $   (763)
         ===================================================================================

         At December 31, 1999, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                    1999         1998
          ----------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                             $ 4,502      $ 4,502
                 105,000 Preferred shares                          10,500       10,500
          ----------------------------------------------------------------------------
          TOTAL                                                   $15,002      $15,002
          ----------------------------------------------------------------------------

         On January 29, 1999 and in exchange for one common share, ManUSA contributed $1,722 which represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         In 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 issued on December 31, 1995 to ManUSA.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $137,039 (1998 $121,799). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $5,770 (1998 $(23,491); 1997 $(2,550)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from accounting principles generally accepted in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1999 were as follows:

                                                           CARRYING       ESTIMATED
         ($ thousands)                                       VALUE        FAIR VALUE
         ---------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity securities                     $ 73,081       $  73,081
             Short-term investments                           6,942           6,942
             Policy loans                                    26,174          26,174
             Cash and cash equivalents                       17,383          17,383
         ---------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY SECURITIES: Fair values of fixed maturity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by MLI and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $28,214, $34,070 and $32,733 in 1999, 1998 and 1997 respectively. At December 31, 1999 and 1998, the Company had a net receivable from MLI and ManUSA for these services of $2,552 and $2,617, respectively. In addition, there were $10,489, $12,817 and $11,249 of agents bonuses allocated to the Company during 1999, 1998 and 1997, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage studies; such allocations would vary depending on the assumptions underlying those studies.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company cedes the risk in excess of $25 per life on its variable and single premium variable life products to MRC under the terms of an automatic reinsurance agreement. Under the same treaty the Company cedes a substantial portion of its risk on its flexible premium variable life and variable universal life policies via stop loss reinsurance.

         (b) The Company cedes the excess of a $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases via yearly-renewable-term (YRT) reinsurance. Effective February 28, 1999, the Company recaptured the excess of the $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases, effectively retaining the full $15 million.

         (c) The Company cedes the risk in excess of NTD$2,500 per life on its Taiwan individual and group life business to MRL under the terms of a YRT reinsurance agreement. The Company also cedes a small portion of the Taiwan accident and health business under the same treaty.

         (d) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                               1999       1998        1997
         -----------------------------------------------------------------------
         Life and annuity premiums assumed         $    -     $   48     $   509
         Life and annuity premiums ceded               84         76          69
         Policy reserves assumed                        -          -      40,975
         Policy reserves ceded                         84        145         130
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $0, $0 and $3,972 during 1999, 1998 and 1997 respectively.

         The Company and MLI have entered into an agreement whereby MLI provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders


10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999       1998       1997
         ---------------------------------------------------------------------
         Direct premiums                         $10,699     $9,723     $8,607
         Reinsurance ceded                           430        405        440
         ---------------------------------------------------------------------
         TOTAL PREMIUMS                          $10,269     $9,318     $8,167
         ---------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,707, $1,362 and $909 during 1999, 1998 and 1997 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                        Audited Financial Statements

                                      The Manufacturers Life Insurance
                                             Company of America
                                           Separate Account Three

                                   Years ended December 31, 1999 and 1998
                                     with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements

                     Years ended December 31, 1999 and 1998




                                    CONTENTS


Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................   2
Statements of Operations and Changes in Contract Owners' Equity............   3
Notes to Financial Statements..............................................  20

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for each of the years presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 1999, and the results of its operations and the changes in its contract owners' equity for each of the years presented therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young

Philadelphia, Pennsylvania
February 4, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1999

ASSETS
Investments at market value:
   Sub-Accounts:
     Emerging Small Company Trust - 2,517,667 shares (cost $56,962,368)                  $    102,569,738
     Quantitative Equity Trust - 2,196,609 shares (cost $45,559,122)                           61,856,519
     Real Estate Securities Trust - 1,477,344 shares (cost $23,848,502)                        19,042,967
     Balanced Trust - 2,545,029 shares (cost $44,680,885)                                      45,352,416
     Money Market Trust - 4,560,198 shares (cost $45,601,979)                                  45,601,979
     International Stock Trust - 1,869,719 shares (cost $24,478,165)                           28,849,762
     Pacific Rim Emerging Markets Trust - 966,004 shares (cost $8,342,994)                     10,510,125
     Equity Index Trust - 4,134,764 shares (cost $62,832,544)                                  74,963,275
     Mid-Cap Blend Trust - 1,492,254 shares (cost $29,249,089)                                 32,680,369
     Equity Income Trust - 1,290,059 shares (cost $21,117,300)                                 21,995,504
     Growth and Income Trust - 1,440,865 shares (cost $36,292,994)                             47,073,070
     U.S. Government Securities Trust - 344,314 shares (cost $4,625,047)                        4,558,716
     Diversified Bond Trust - 161,123 shares (cost $1,790,492)                                  1,743,348
     Income and Value Trust - 368,281 shares (cost $4,665,689)                                  4,754,507
     Large Cap Growth Trust - 387,122 shares (cost $5,648,402)                                  6,670,104
     Blue Chip Growth Trust - 1,192,225 shares (cost $21,692,475)                              25,799,741
     Science & Technology Trust - 731,524 shares (cost $19,630,490)                            26,459,240
     Aggressive Growth Trust - 141,861 shares (cost $1,984,755)                                 2,459,870
     Mid Cap Growth Trust - 561,194 shares (cost $10,615,373)                                  13,968,112
     Global Equity Trust - 393,659 shares (cost $7,272,197)                                     7,396,859
     Growth Trust - 545,075 shares (cost $11,809,846)                                          14,651,615
     Value Trust - 384,206 shares (cost $5,651,036)                                             5,083,047
     Overseas Trust - 274,645 shares (cost $3,839,581)                                          4,372,356
     High Yield Trust - 297,754 shares (cost $4,001,847)                                        3,823,158
     Strategic Bond Trust - 312,508 shares (cost $3,604,143)                                    3,481,336
     Global Bond Trust - 49,407 shares (cost $581,723)                                            573,117
     Investment Quality Bond Trust - 1,998,001 shares (cost $23,473,710)                       23,176,815
     Lifestyle Aggressive 1000 Trust - 271,956 shares (cost $3,649,495)                         3,954,235
     Lifestyle Growth 820 Trust - 1,361,688 shares (cost $18,622,072)                          20,670,423
     Lifestyle Balanced 640 Trust - 578,378 shares (cost $7,644,416)                            8,236,104
     Lifestyle Moderate 460 Trust - 90,296 shares (cost $1,225,026)                             1,275,882
     Lifestyle Conservative 280 Trust - 8,760 shares (cost $117,186)                              115,194
     International Small Cap Trust - 196,412 shares (cost $3,969,765)                           5,530,970
     Small Company Value Trust - 89,699 shares (cost $1,001,311)                                1,100,603
     U.S. Large Cap Value Trust - 147,502 shares (cost $1,798,067)                              1,893,930
     Mid Cap Stock Trust - 14,777 shares (cost $178,958)                                          186,188
     Small Company Blend Trust - 24,215 shares (cost $340,466)                                    381,629
     International Value Trust - 35,241 shares (cost $423,664)                                    457,427
     Total Return Trust - 38,766 shares (cost $479,173)                                           479,537
                                                                                         ----------------
Total assets                                                                             $    683,749,787
                                                                                         ================
CONTRACT OWNERS' EQUITY
Variable life contracts                                                                  $    683,749,787
                                                                                         ================


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity




                                                                                       SUB-ACCOUNT

                                                              EMERGING SMALL COMPANY                        QUANTITATIVE EQUITY

                                                      YEAR ENDED               YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DEC. 31/99               DEC. 31/98          DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $     931,296           $     995,471        $   5,044,334         $   5,169,494
   Realized gain (loss) during the year                2,234,670               1,245,244            3,505,103             1,617,119
   Unrealized appreciation (depreciation)
     during the year                                  40,955,434              (2,091,940)           2,911,530             3,915,612
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         44,121,400                 148,775           11,460,967            10,702,225
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                            9,489,193              12,733,443            7,800,323             7,242,095
   Transfer on termination                            (8,527,672)             (6,445,689)          (5,396,356)           (3,997,775)
   Transfer on policy loans                             (504,673)               (218,046)            (474,041)             (273,706)
   Net interfund transfers                            (8,765,065)             (5,805,034)          (3,728,101)           (1,628,360)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             (8,308,217)                264,674           (1,798,175)            1,342,254
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   35,813,183                 413,449            9,662,792            12,044,479

Assets beginning of year                              66,756,555              66,343,106           52,193,727            40,149,248
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 102,569,738           $  66,756,555        $  61,856,519         $  52,193,727
                                                   ================================================================================



See accompanying notes.

                                                            SUB-ACCOUNT

           REAL ESTATE SECURITIES
                                                             BALANCED                               CAPITAL GROWTH BOND
      YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED          YEAR ENDED             YEAR ENDED
      DEC. 31/99            DEC. 31/98            DEC. 31/99              DEC. 31/98          DEC. 31/99             DEC. 31/98

      $  1,081,197          $  3,092,425           $  3,363,625           $  5,710,136           $  1,504,363          $  1,051,960
            82,415               381,699              1,479,053                686,522               (404,112)              351,921
        (2,907,686)           (7,717,257)            (5,660,915)              (293,599)            (1,309,718)              110,113
      -----------------------------------------------------------------------------------------------------------------------------

        (1,744,074)           (4,243,133)              (818,237)             6,103,059               (209,467)            1,513,994
      -----------------------------------------------------------------------------------------------------------------------------


         3,182,121             5,859,264              5,916,660              7,177,808              1,253,415             3,364,775
        (2,092,541)           (2,117,340)            (5,526,738)            (4,188,769)              (627,273)           (1,655,470)
          (117,862)              (77,402)              (340,550)              (150,786)               (25,224)              (32,638)
        (2,881,180)           (2,327,888)            (4,108,655)              (534,390)           (21,636,729)             (584,488)
      -----------------------------------------------------------------------------------------------------------------------------

        (1,909,462)            1,336,634             (4,059,283)             2,303,863            (21,035,811)            1,092,179
      -----------------------------------------------------------------------------------------------------------------------------
        (3,653,536)           (2,906,499)            (4,877,520)             8,406,922            (21,245,278)            2,606,173

        22,696,503            25,603,002             50,229,936             41,823,014             21,245,278            18,639,105
      -----------------------------------------------------------------------------------------------------------------------------
      $ 19,042,967          $ 22,696,503           $ 45,352,416           $ 50,229,936           $         --          $ 21,245,278
      =============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                         SUB-ACCOUNT

                                                                  MONEY                                     INTERNATIONAL
                                                                  MARKET                                        STOCK
                                                    --------------------------------            ----------------------------------
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED
                                                     DEC. 31/99           DEC. 31/98             DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                      $  1,699,216          $  1,481,440           $  2,378,902           $    313,529
   Realized gain (loss) during the year                      --                    --              1,389,951                674,744
   Unrealized appreciation (depreciation)
     during the year                                         --                    --              2,728,312              1,511,476
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                    1,699,216             1,481,440              6,497,165              2,499,749
                                                   --------------------------------------------------------------------------------
Changes in principal transactions:
   Transfer of net premiums                          29,641,080            22,297,227              3,991,679              4,538,425
   Transfer on termination                           (5,654,160)           (3,358,411)            (1,409,171)            (1,187,826)
   Transfer on policy loans                             266,827              (384,658)              (245,714)               (59,954)
   Net interfund transfers                          (12,059,047)          (17,755,116)              (561,839)              (574,437)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                            12,194,700               799,042              1,774,955              2,716,208

Total increase (decrease) in assets                  13,893,916             2,280,482              8,272,120              5,215,957

Assets beginning of year                             31,708,063            29,427,581             20,577,642             15,361,685
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 45,601,979          $ 31,708,063           $ 28,849,762           $ 20,577,642
                                                   ================================================================================


See accompanying notes.

                                                   SUB-ACCOUNT


         PACIFIC RIM EMERGING MARKETS                         EQUITY INDEX                                MID-CAP BLEND

       YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED            YEAR ENDED
       DEC. 31/99            DEC. 31/98            DEC. 31/99            DEC. 31/98              DEC. 31/99            DEC. 31/98

$        188,217           $         --           $  1,825,519           $  1,392,501           $  3,059,165           $  3,871,537

       1,967,184             (2,620,543)             3,651,616                603,079               (531,319)              (152,838)

       1,745,251              2,542,198              5,860,560              5,782,122              4,461,702             (1,767,849)
-----------------------------------------------------------------------------------------------------------------------------------
       3,900,652                (78,345)            11,337,695              7,777,702              6,989,548              1,950,850
-----------------------------------------------------------------------------------------------------------------------------------

       1,679,389              1,563,148             18,917,139             12,850,700              5,041,183              5,682,311
        (471,769)              (436,588)            (4,357,423)            (2,024,088)            (1,858,127)            (1,536,387)
         (33,384)               (15,173)              (494,140)              (475,140)              (108,303)               (34,034)
        (185,077)               229,348              5,753,290              6,006,985             (1,877,218)                19,738
-----------------------------------------------------------------------------------------------------------------------------------
         989,159              1,340,735             19,818,866             16,358,457              1,197,535              4,131,628
-----------------------------------------------------------------------------------------------------------------------------------
       4,889,811              1,262,390             31,156,561             24,136,159              8,187,083              6,082,478

       5,620,314              4,357,924             43,806,714             19,670,555             24,493,286             18,410,808
-----------------------------------------------------------------------------------------------------------------------------------
$     10,510,125           $  5,620,314           $ 74,963,275           $ 43,806,714           $ 32,680,369           $ 24,493,286
===================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                 SUB-ACCOUNT

                                                             EQUITY INCOME                             GROWTH AND INCOME

                                                    YEAR ENDED           YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                    DEC. 31/99           DEC. 31/98             DEC. 31/99            DEC. 31/98

Income:
   Net investment income during
     the year                                      $  1,458,179          $    976,745           $  1,278,189           $  1,500,080
   Net realized gain (loss)
     during the year                                    374,940               287,480              1,264,337                800,716
   Unrealized appreciation (depreciation)
     during the year                                 (1,255,027)              218,367              4,417,624              3,851,331
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                           578,092             1,482,592              6,960,150              6,152,127
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                           3,893,423             3,243,426              7,477,562              6,862,398
   Transfer on termination                           (1,286,389)           (1,437,923)            (3,261,292)            (1,576,405)
   Transfer on policy loans                             (77,443)              (98,668)              (176,590)               (46,701)
   Net interfund transfers                              311,991               563,898              2,945,525              2,330,998
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             2,841,582             2,270,733              6,985,205              7,570,290
                                                   --------------------------------------------------------------------------------

Total increase (decrease) in assets                   3,419,674             3,753,325             13,945,355             13,722,417

Assets beginning of year                             18,575,830            14,822,505             33,127,715             19,405,298
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 21,995,504          $ 18,575,830           $ 47,073,070           $ 33,127,715
                                                   ================================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                U.S. GOVERNMENT SECURITIES                      DIVERSIFIED BOND                          INCOME AND VALUE

            YEAR ENDED             YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED
            DEC. 31/99             DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99           DEC. 31/98

           $   143,586           $   109,401           $    96,499           $    72,830           $   408,866          $   247,923

                21,642                31,818                (9,175)                4,682                13,556               10,961

              (173,224)               39,816               (72,120)                7,436               (94,286)              81,935
           ------------------------------------------------------------------------------------------------------------------------
                (7,996)              181,035                15,204                84,948               328,136              340,819
           ------------------------------------------------------------------------------------------------------------------------
               933,102               664,545               561,745               176,976             1,638,769              895,345
              (302,051)             (154,411)              (59,417)              (52,005)             (330,215)            (208,435)
                    75               (32,573)               (1,024)                   --                (9,200)              (7,332)
               630,563               423,298               276,738                46,253                 1,531              230,395
           ------------------------------------------------------------------------------------------------------------------------
             1,261,689               900,859               778,042               171,224             1,300,885              909,973
           ------------------------------------------------------------------------------------------------------------------------
             1,253,693             1,081,894               793,246               256,172             1,629,021            1,250,792

             3,305,023             2,223,129               950,102               693,930             3,125,486            1,874,694
           ------------------------------------------------------------------------------------------------------------------------
           $ 4,558,716           $ 3,305,023           $ 1,743,348           $   950,102           $ 4,754,507          $ 3,125,486
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT

                                                              LARGE CAP GROWTH                            BLUE CHIP GROWTH

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    371,353           $    312,103           $    704,256          $     98,459
   Net realized gain (loss)
     during the year                                    100,576                 29,565                613,535               137,311
   Unrealized appreciation (depreciation)
     during the year                                    677,804                179,177              2,347,320             1,520,566
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         1,149,733                520,845              3,665,111             1,756,336
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           1,349,722                953,535              6,033,752             3,950,204
   Transfer on termination                             (310,785)              (257,332)            (1,605,280)             (422,824)
   Transfer on policy loans                             (20,962)                (9,000)              (118,582)              (27,578)
   Net interfund transfers                              876,677                193,464              7,106,796             1,683,424
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,894,652                880,667             11,416,686             5,183,226
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   3,044,385              1,401,512             15,081,797             6,939,562

Assets beginning of year                              3,625,719              2,224,207             10,717,944             3,778,382
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $  6,670,104           $  3,625,719           $ 25,799,741          $ 10,717,944
                                                   ================================================================================



See accompanying notes.

                                                               SUB-ACCOUNT

              SCIENCE & TECHNOLOGY                          AGGRESSIVE GROWTH                              MID CAP GROWTH

          YEAR ENDED           YEAR ENDED              YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
          DEC. 31/99           DEC. 31/98              DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

       $  1,831,034           $         --           $         --          $         --           $    893,908         $         --

          2,759,418               (371,868)               201,319               (17,790)               465,497               39,039

          5,368,742              1,522,473                399,725                93,900              2,522,463              834,458
       ----------------------------------------------------------------------------------------------------------------------------
          9,959,194              1,150,605                601,044                76,110              3,881,868              873,497
       ----------------------------------------------------------------------------------------------------------------------------
          3,767,735              1,150,664                595,127               515,555              1,888,993            1,769,196
           (796,754)               (90,696)              (133,411)              (58,953)              (645,925)            (173,727)
            (98,286)               (13,553)                  (156)              (11,158)               (17,003)              (9,934)
          8,691,040              1,674,262               (206,543)              520,806              2,996,672            1,932,598
       ----------------------------------------------------------------------------------------------------------------------------
         11,563,735              2,720,677                255,017               966,250              4,222,737            3,518,133
       ----------------------------------------------------------------------------------------------------------------------------
         21,522,929              3,871,282                856,061             1,042,360              8,104,605            4,391,630

          4,936,311              1,065,029              1,603,809               561,449              5,863,507            1,471,877
       ----------------------------------------------------------------------------------------------------------------------------
       $ 26,459,240           $  4,936,311           $  2,459,870          $  1,603,809           $ 13,968,112         $  5,863,507
       ============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                        SUB-ACCOUNT

                                                                WORLDWIDE GROWTH                           GLOBAL EQUITY

                                                        YEAR ENDED            YEAR ENDED           YEAR ENDED             YEAR ENDED
                                                        DEC. 31/99            DEC. 31/98           DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                         $    11,362           $     5,574           $   493,157           $   167,578
   Net realized gain (loss)
     during the year                                       68,678                14,712              (155,359)              (35,168)
   Unrealized appreciation (depreciation)
     during the year                                      (14,108)               18,500              (121,909)              214,456
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                              65,932                38,786               215,889               346,866
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               274,770               396,653             1,527,332             1,830,508
   Transfer on termination                                (16,702)              (41,648)             (386,590)             (146,797)
   Transfer on policy loans                               (11,284)               (6,172)              (21,561)               (6,447)
   Net interfund transfers                             (1,392,780)              377,034             1,818,979               750,096
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                              (1,145,996)              725,867             2,938,160             2,427,360
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                    (1,080,064)              764,653             3,154,049             2,774,226

Assets beginning of year                                1,080,064               315,411             4,242,810             1,468,584
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $        --           $ 1,080,064           $ 7,396,859           $ 4,242,810
                                                      =============================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                          GROWTH                                    VALUE                                     OVERSEAS

              YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED            YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99            DEC. 31/98




           $    447,543          $     95,683          $    160,502           $    117,791         $         --        $     51,082

                530,120               123,525               (36,495)                22,516              588,825              (4,342)

              2,359,746               466,535              (317,742)              (229,473)             485,470              86,563
           ------------------------------------------------------------------------------------------------------------------------
              3,337,409               685,743              (193,735)               (89,166)           1,074,295             133,303
           ------------------------------------------------------------------------------------------------------------------------
              2,817,768             3,294,658             1,586,580              1,600,753              516,783             515,640
               (500,367)             (107,258)             (292,517)              (117,194)             (73,681)            (50,349)
                (74,903)              (38,221)               (4,081)               (12,965)             (14,262)             (2,253)
              2,324,764             1,662,737               419,572              1,104,824            1,464,007              23,545
           ------------------------------------------------------------------------------------------------------------------------
              4,567,262             4,811,916             1,709,554              2,575,418            1,892,847             486,583

              7,904,671             5,497,659             1,515,819              2,486,252            2,967,142             619,886
           ------------------------------------------------------------------------------------------------------------------------
              6,746,944             1,249,285             3,567,228              1,080,976            1,405,214             785,328
           ------------------------------------------------------------------------------------------------------------------------
           $ 14,651,615          $  6,746,944          $  5,083,047           $  3,567,228         $  4,372,356        $  1,405,214
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT
                                                                    HIGH YIELD                           STRATEGIC BOND

                                                         YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                         DEC. 31/99           DEC. 31/98            DEC. 31/99           DEC. 31/98
Income:
   Net investment income during
     the year                                         $   340,814           $   151,912           $   204,203           $    86,088
   Net realized gain (loss)
     during the year                                      (57,295)               (7,914)              (74,383)              (17,942)
   Unrealized appreciation (depreciation)
     during the year                                      (69,365)              (95,871)              (62,876)              (70,640)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                             214,154                48,127                66,944                (2,494)
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               799,494               943,552               747,221             1,272,907
   Transfer on termination                               (179,923)             (111,555)             (169,596)             (103,790)
   Transfer on policy loans                                (4,294)               (7,304)              (15,952)              (10,279)
   Net interfund transfers                                891,770               158,145               (49,496)            1,091,881
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                               1,507,047               982,838               512,177             2,250,719
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                     1,721,201             1,030,965               579,121             2,248,225

Assets beginning of year                                2,101,957             1,070,992             2,902,215               653,990
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $ 3,823,158           $ 2,101,957           $ 3,481,336           $ 2,902,215
                                                      =============================================================================



See accompanying notes.

                                               SUB-ACCOUNT

                        GLOBAL BOND                         INVESTMENT QUALITY BOND                  LIFESTYLE AGGRESSIVE 1000

              YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
              DEC. 31/99            DEC. 31/98            DEC. 31/99           DEC. 31/98           DEC. 31/99           DEC. 31/98

           $     43,890           $     27,334           $    115,157          $     20,278         $    178,067       $    168,006

                (70,367)                (8,230)              (118,167)                6,554              (51,566)            (9,962)

                (14,905)                 2,498               (330,836)               27,852              371,856            (56,069)
           ------------------------------------------------------------------------------------------------------------------------
                (41,382)                21,602               (333,846)               54,684              498,357            101,975
           ------------------------------------------------------------------------------------------------------------------------
                124,531                143,923              2,534,307               443,446            1,220,401          1,299,712
                (33,062)               (17,835)            (1,228,511)              (45,715)            (711,359)          (258,375)
                    (11)                (6,107)               (45,188)              (46,096)              (3,817)           (26,714)
               (117,727)               277,425             20,819,872               762,855             (911,439)           316,522
           ------------------------------------------------------------------------------------------------------------------------
                (26,269)               397,406             22,080,480             1,114,490             (406,214)         1,331,145
           ------------------------------------------------------------------------------------------------------------------------
                (67,651)               419,008             21,746,634             1,169,174               92,143          1,433,120

                640,768                221,760              1,430,181               261,007            3,862,092          2,428,972
           ------------------------------------------------------------------------------------------------------------------------
           $    573,117           $    640,768           $ 23,176,815          $  1,430,181         $  3,954,235       $  3,862,092
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                     SUB-ACCOUNT

                                                            LIFESTYLE GROWTH 820                       LIFESTYLE BALANCED 640

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    962,278           $    629,682           $    396,729          $    189,230
   Net realized gain (loss)
     during the year                                    (74,308)               (19,242)               (30,994)               (1,929)
   Unrealized appreciation (depreciation)
     during the year                                  1,958,069                115,020                510,201                37,708
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         2,846,039                725,460                875,936               225,009
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           5,461,863              7,009,770              3,129,737             2,223,707
   Transfer on termination                           (1,622,631)              (827,050)            (1,094,958)             (520,437)
   Transfer on policy loans                            (279,099)              (176,891)               (64,221)              (28,495)
   Net interfund transfers                           (1,593,145)             3,867,109               (306,459)            1,672,788
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,966,988              9,872,938              1,664,099             3,347,563
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   4,813,027             10,598,398              2,540,035             3,572,572

Assets beginning of year                             15,857,396              5,258,998              5,696,069             2,123,497
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 20,670,423           $ 15,857,396           $  8,236,104          $  5,696,069
                                                   ================================================================================


15
See accompanying notes.

                                                                SUB-ACCOUNT

                 LIFESTYLE MODERATE 460                  LIFESTYLE CONSERVATIVE 280                  INTERNATIONAL SMALL CAP

              YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

           $    49,688           $    20,025           $    11,447          $       552           $     9,451           $     5,687

                (1,920)               (8,653)                1,866                1,625             1,126,604               (30,291)

                30,959                19,892                (7,716)               5,695             1,360,161               240,125
           ------------------------------------------------------------------------------------------------------------------------
                78,727                31,264                 5,597                7,872             2,496,216               215,521
           ------------------------------------------------------------------------------------------------------------------------
               324,816               287,313                42,811               35,078               826,503               923,655
               (80,708)              (25,583)               (8,329)              (3,934)             (206,773)              (94,819)
               (61,993)                   --                    --                   --               (11,684)              (11,877)
               336,696               282,970               (32,902)              67,660              (266,727)              258,711
           ------------------------------------------------------------------------------------------------------------------------
               518,811               544,700                 1,580               98,804               341,319             1,075,670
           ------------------------------------------------------------------------------------------------------------------------
               597,538               575,964                 7,177              106,676             2,837,535             1,291,191

               678,344               102,380               108,017                1,341             2,693,435             1,402,244
           ------------------------------------------------------------------------------------------------------------------------
           $ 1,275,882           $   678,344           $   115,194          $   108,017           $ 5,530,970           $ 2,693,435
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                                               SUB-ACCOUNT

                                                                                SMALL COMPANY                            U.S. LARGE
                                                                                    VALUE                                 CAP VALUE

                                                                         YEAR                    PERIOD                    PERIOD
                                                                        ENDED                    ENDED*                     ENDED**
                                                                      DEC. 31/99                DEC. 31/98               DEC. 31/99
Income:
   Net investment income during
     the year                                                       $       305               $        --               $        --
   Net realized gain (loss)
     during the year                                                      7,291                    (3,492)                       18
   Unrealized appreciation (depreciation)
     during the year                                                     88,627                    10,664                    95,862
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                                       96,223                     7,172                    95,880
                                                                    ---------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                             398,042                   183,290                   373,681
   Transfer on termination                                              (50,211)                   (6,126)                  (40,839)
   Transfer on policy loans                                                  --                        --                        --
   Net interfund transfers                                              289,944                   182,269                 1,465,208
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                               637,775                   359,433                 1,798,050
                                                                    ---------------------------------------------------------------
Total increase (decrease) in assets                                     733,998                   366,605                 1,893,930

Assets beginning of year                                                366,605                        --                        --
                                                                    ---------------------------------------------------------------
Assets end of year                                                  $ 1,100,603               $   366,605               $ 1,893,930
                                                                    ===============================================================


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998.

** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes.

                           SUB-ACCOUNT

        MID CAP             SMALL COMPANY        INTERNATIONAL
        STOCK                  BLEND                 VALUE
        PERIOD                 PERIOD                PERIOD
        ENDED**               ENDED**                ENDED**
      DEC. 31/99             DEC. 31/99            DEC. 31/99

  $             -        $          7,350      $             -

              (158)                 1,781                (6,853)

             7,230                 41,163                33,763
  -------------------------------------------------------------
             7,072                 50,294                26,910
  -------------------------------------------------------------
           114,220                174,380                67,544
            (9,534)               (10,104)               (5,873)
                 -                      -                     -
            74,430                167,059               368,846
  -------------------------------------------------------------
           179,116                331,335               430,517
  -------------------------------------------------------------
           186,188                381,629               457,427

                 -                      -                     -
  -------------------------------------------------------------
  $        186,188      $         381,629     $         457,427
  =============================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                 SUB-ACCOUNT
                                                                 TOTAL RETURN                              TOTAL

                                                                     PERIOD                    YEAR                     YEAR
                                                                     ENDED**                   ENDED                    ENDED
                                                                   DEC. 31/99                DEC. 31/99                DEC. 31/98
Income:
   Net investment income
     during the year                                            $          --              $  31,693,647              $  28,132,536
   Net realized gain (loss)
     during the year                                                     (252)                20,827,272                  3,760,628
   Unrealized appreciation (depreciation)
     during the year                                                      364                 69,327,505                 11,133,790
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                                             112                121,848,424                 43,026,954
                                                                -------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                           102,093                138,216,989                125,895,605
   Transfer on termination                                            (17,463)               (51,392,480)               (33,859,519)
   Transfer on policy loans                                                --                 (3,208,585)                (2,357,855)
   Net interfund transfers                                            394,795                   (253,364)                  (497,675)
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   from principal transactions                                        479,425                 83,362,560                 89,180,556
                                                                -------------------------------------------------------------------

Total increase (decrease) in net assets                               479,537                205,210,984                132,207,510

Net assets beginning of year                                               --                478,538,803                346,331,293
                                                                -------------------------------------------------------------------
Net assets end of year                                          $     479,537              $ 683,749,787              $ 478,538,803
                                                                ===================================================================


** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in thirty nine sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, effective May 1, 1999, the following sub-accounts of the Account have been replaced with new sub-account funds as follows:


           PREVIOUS FUND
Emerging Growth Trust
Conservative Asset Allocation Trust
Moderate Asset Allocation Trust
Aggressive Asset Allocation Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Growth & Income Trust
Global Government Bond Trust
Equity Trust


           NEW FUND
 Emerging Small Company Trust
 Diversified Bond Trust
 Income & Value Trust
 Large Cap Growth Trust
 Aggressive Growth Trust
 Mid Cap Growth Trust
 Overseas Trust
 Global Bond Trust
 Mid-Cap Blend Trust

Effective May 1, 1999 the following sub-accounts of the Account were merged with existing sub-account funds as follows:

Capital Growth Bond Trust merged with Investment Quality Bond Trust Worldwide Growth Trust merged with Global Equity Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                              COMMENCEMENT OF OPERATIONS
                                                 OF THE SUB-ACCOUNTS
U.S. Large Cap Value Trust                           May 1, 1999
Mid Cap Stock Trust                                  May 1, 1999
Small Company Blend Trust                            May 1, 1999
International Value Trust                            May 1, 1999
Total Return Trust                                   May 1, 1999
Small Company Value Trust                            May 1, 1998

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the year ended December 31, 1999.

                                                                        PURCHASES               SALES
Emerging Small Company Trust                                         $     4,930,767       $    12,307,689
Quantitative Equity Trust                                                 11,311,432             8,065,273
Real Estate Securities Trust                                               2,924,123             3,752,388
Balanced Trust                                                             6,443,053             7,138,712
Money Market Trust                                                        93,498,772            79,604,857
Capital Growth Bond Trust                                                  2,220,395            21,751,843
International Stock Trust                                                 12,891,686             8,737,829
Pacific Rim Emerging Markets Trust                                         8,625,380             7,448,004
Equity Index Trust                                                        33,234,821            11,590,436
Mid-Cap Blend Trust                                                        8,272,145             4,015,446
Equity Income Trust                                                        6,544,272             2,244,511
Growth and Income Trust                                                   12,009,895             3,746,501
U.S. Government Securities Trust                                           2,543,020             1,137,745
Diversified Bond Trust                                                     1,294,441               419,899
Income and Value Trust                                                     2,249,904               540,152
Large Cap Growth Trust                                                     3,041,905               775,900
Blue Chip Growth Trust                                                    14,098,770             1,977,828
Science & Technology Trust                                                22,500,094             9,105,324
Aggressive Growth Trust                                                    2,481,840             2,226,824
Mid Cap Growth Trust                                                       8,060,295             2,943,649
Worldwide Growth Trust                                                       739,029             1,873,661
Global Equity Trust                                                       23,224,517            19,793,199
Growth Trust                                                               9,230,965             4,216,159
Value Trust                                                                2,806,328               936,272
Overseas Trust                                                            15,131,266            13,238,418
High Yield Trust                                                           3,483,268             1,635,407
Strategic Bond Trust                                                       1,325,957               609,577
Global Bond Trust                                                            893,465               875,845
Investment Quality Bond Trust                                             24,878,917             2,683,280
Lifestyle Aggressive 1000 Trust                                            1,479,616             1,707,763
Lifestyle Growth 820 Trust                                                 7,349,779             4,420,513
Lifestyle Balanced 640 Trust                                               3,774,746             1,683,917

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                             PURCHASES              SALES
Lifestyle Moderate 460 Trust                                                   799,037             230,539
Lifestyle Conservative 280 Trust                                               156,102             143,075
International Small Cap Trust                                                7,291,927           6,941,156
Small Company Value Trust                                                    1,103,975             465,895
U.S. Large Cap Value Trust                                                   1,891,706              93,657
Mid Cap Stock Trust                                                            340,725             161,609
Small Company Blend Trust                                                      416,255              77,570
International Value Trust                                                      665,242             234,725
Total Return Trust                                                             528,471              49,046
                                                                         ---------------------------------
Total                                                                    $ 366,688,303       $ 251,602,093
                                                                         =================================

5. UNIT VALUES

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 for the variable life contracts are as follows:

                                                    1998                         1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Emerging Small Company Trust                      $  43.14     $  74.86        1,370,106         $102,569,738
Quantitative Equity Trust                            43.42        53.10        1,164,916           61,856,519
Real Estate Securities Trust                         32.93        30.30          628,550           19,042,967
Balanced Trust                                       29.99        29.49        1,537,754           45,352,416
Money Market Trust                                   18.31        19.15        2,381,133           45,601,979
International Stock Trust                            13.97        18.12        1,592,351           28,849,762
Pacific Rim Emerging Markets Trust                    7.28        11.85          886,638           10,510,125
Equity Index Trust                                   19.72        23.78        3,152,866           74,963,275
Mid-Cap Blend Trust                                  14.83        18.95        1,724,867           32,680,369
Equity Income Trust                                  16.09        16.64        1,321,869           21,995,504
Growth and Income Trust                              19.74        23.46        2,006,153           47,073,070
U.S. Government Securities Trust                     11.94        11.91          382,656            4,558,716
Diversified Bond Trust                               12.98        13.07          133,384            1,743,348
Income and Value Trust                               14.27        15.51          306,506            4,754,507
Large Cap Growth Trust                               15.50        19.42          343,487            6,670,104

                                                    1998                            1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Blue Chip Growth Trust                           $  20.62       $ 24.63        1,047,662     $     25,799,741
Science & Technology Trust                           20.16        40.21          658,047           26,459,240
Aggressive Growth Trust                              15.16        20.16          122,003            2,459,870
Mid Cap Trust                                        19.58        28.33          492,982           13,968,112
Global Equity Trust                                  16.37        16.97          435,835            7,396,859
Growth Trust                                         18.56        25.46          575,470           14,651,615
Value Trust                                          14.21        13.81          368,022            5,083,047
Overseas Trust                                       13.48        18.96          230,626            4,372,356
High Yield Trust                                     14.24        15.37          248,649            3,823,158
Strategic Bond Trust                                 13.80        14.11          246,780            3,481,336
Global Bond Trust                                    14.22        13.27           43,185              573,117
Investment Quality Bond Trust                        14.77        14.51        1,597,533           23,176,815
Lifestyle Aggressive 1000 Trust                      15.02        17.21          229,734            3,954,235
Lifestyle Growth 820 Trust                           15.11        17.62        1,173,282           20,670,423
Lifestyle Balanced 640 Trust                         14.91        16.76          491,434            8,236,104
Lifestyle Moderate 460 Trust                         15.20        16.40           77,781            1,275,882
Lifestyle Conservative 280 Trust                     15.11        15.74            7,318              115,194
International Small Cap Trust                        14.14        26.16          211,460            5,530,970
Small Company Value Trust                             8.53         9.21          119,484            1,100,603
U.S. Large Cap Value Trust                            -           12.84          147,502            1,893,930
Mid Cap Stock Trust                                   -           12.60           14,777              186,188
Small Company Blend Trust                             -           16.07           23,747              381,629
International Value Trust                             -           12.98           35,241              457,427
Total Return Trust                                    -           12.37           38,766              479,537
                                                                                             ----------------
Total                                                                                        $    683,749,787
                                                                                             ================


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

6. RELATED PARTY TRANSACTIONS (CONTINUED)

insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.